Investment Company Act File No. 811-23258

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. ☐

CPG 2017 Vintage Access Fund, LLC
(Exact Name of Registrant as Specified in its Charter)

805 Third Avenue
New York, New York 10022
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 317-9200

Mitchell A. Tanzman
c/o Central Park Advisers, LLC
805 Third Avenue
New York, New York 10022
(Name and Address of Agent for Service)

Copy to:

Stuart H. Coleman, Esq.
Brad A. Green, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
(212) 969-3000

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(a)(2) of the 1933 Act. Investment in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

CPG 2017 Vintage Access Fund, LLC

A Registration Statement TO WHICH THIS CONFIDENTIAL MEMORANDUM RELATES has been filed by CPG 2017 VINTAGE ACCESS FUND, LLC (THE "FUND") pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, UNITS OF BENEFICIAL INTEREST (the "Units") of the FUND are not registered under the Securities Act of 1933, as amended (the "1933 Act"), since such UNITS will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(A)(2) of the 1933 Act. Investment in the FUND may be made only by individuals or entities THAT are "accredited Investors" within the meaning of Regulation D under the 1933 Act. This CONFIDENTIAL MEMORANDUM does not constitute an offer to sell, or the solicitation of an offer to buy, any UNITS. Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Fund is a highly illiquid investment. Investors have no right to require the Fund to redeem their Units.

The units of beneficial interest ("Units") of CPG 2017 Vintage Access Fund, LLC (the "Fund") described in this Confidential Memorandum ("Confidential Memorandum") have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any of the States of the United States. The offering contemplated by this Confidential Memorandum is made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws.

This Confidential Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Units in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Confidential Memorandum. Prospective investors should not rely on any information not contained in this Confidential Memorandum or the appendices hereto.

This Confidential Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Units of the Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Notwithstanding the foregoing and any other provision or statement in any offering document of the Fund (including the Investor Application, this Confidential Memorandum and the Fund's Limited Liability Company Agreement, as amended and restated from time to time (the "LLC Agreement")), but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor (and each employee, representative or other agent of the investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Fund and the offering of its Units and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

Prospective investors should not construe the contents of this Confidential Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such prospective investor.

The Fund does not have a fixed term. The underlying private investment funds in which the Fund will invest, however, generally will have fixed terms. Investors reasonably can expect to receive distributions from the Fund periodically after the Fund receives distributions from the underlying funds and when the underlying funds terminate, which the Fund anticipates will occur approximately 10 to 12 years after the final closing for subscriptions for the Fund's Units. The Fund will be wound up and dissolved after its final distribution to investors. The Fund may be dissolved prior thereto in accordance with its LLC Agreement.

An investment in the Fund is speculative with a substantial risk of loss. The Fund's Units will be subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the LLC Agreement, the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom. Transfers of Units may be made only with the prior written consent of Central Park Advisers, LLC, the Fund's investment adviser (the "Adviser"), which may be withheld in the Adviser's sole discretion.

•	Units will not be listed on any securities exchange or traded in any public or other market.

•	The Fund is a highly illiquid investment and, therefore, investors must bear the financial risks of this investment for an indefinite period. An investment in the Fund is suitable only for sophisticated investors who have no need for liquidity in their investment. An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•	The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year; however, the amount of distributions that the Fund may pay, if any, is uncertain.

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Fund's Units or passed upon the adequacy of the disclosure in this Confidential Memorandum. Any representation to the contrary is a criminal offense.

Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial or depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

All investors and potential investors are hereby informed that (i) any tax advice contained in this Confidential Memorandum is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Internal Revenue Code of 1986, as amended, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed in this Confidential Memorandum, and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax advisor.

The Fund will make available to each prospective investor or its authorized representative, prior to the consummation of this offering, the opportunity to ask questions of, and receive answers from, the Fund, or another person acting on the Fund's behalf, concerning subscription procedures and the terms and conditions of this offering, and to obtain any additional information about the Fund, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth herein.

This Confidential Memorandum is believed to be accurate as of its date, but no representation or warranty is made as to its continued accuracy after such date.

[________] 2017

SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the LLC Agreement (referred to herein) and the Investor Application (referred to herein), each of which should be read carefully and retained for future reference.

The Fund

CPG 2017 Vintage Access Fund, LLC (the "Fund") is a newly-formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund's investment adviser is Central Park Advisers, LLC (the "Adviser").

The Fund is an appropriate investment only for those investors ("Investors") who can tolerate a high degree of risk and do not require a liquid investment. The Fund is a specialized investment vehicle that may be referred to as a registered private investment fund. The Fund is similar to an unregistered private equity investment fund in that (i) units of beneficial interest ("Units") are sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors, and are subject to substantial restrictions on transfer, and (ii) the Fund pays, and Investors bear, an asset-based investment management fee, and are subject indirectly to asset-based fees, carried interests or incentive allocations charged by the underlying investment funds in which the Fund may invest. The Fund has been structured with the intent of seeking to alleviate or reduce certain of the burdens typically associated with private capital investing, such as difficulty in accessing and diligencing investments, allocation and manager selection, diversification of investments, paying fund-of-funds level incentive fees, meeting minimum investor qualifications and large minimum commitment amounts. In addition, Investors will avoid receiving tax reporting on potentially late IRS Schedule K-1s and, for tax-exempt Investors, realization of unrelated business taxable income ("UBTI").

The Fund intends to qualify and elect to be treated as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").

Investment Program	The Fund's investment objective is to seek attractive risk-adjusted returns. The Fund will seek to achieve its investment objective principally by making direct investments (each, a "Primary Investment") in a portfolio of institutional private equity and debt investment funds managed or sponsored by various asset management firms unaffiliated with the Adviser (the "Investment Funds") that are represented on the Morgan Stanley Smith Barney LLC platform (the "Morgan Stanley Platform") during the Fund's Investment Period (as defined below). Morgan Stanley is not a sponsor, promoter, adviser or affiliate of the Fund.

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The Fund will invest only in institutional offerings, and does not intend to invest in feeder funds or other investment vehicles represented on the Morgan Stanley Platform that provide indirect access to the Investment Funds. Certain of the Investment Funds may be offered or advised by Morgan Stanley or an affiliate thereof. While the Fund principally will make Primary Investments, it may, on an opportunistic basis, invest in securities of various companies, ventures and businesses ("Portfolio Companies") alongside one or more Investment Funds (or their sponsors) (each, a "Co-Investment").

In pursuing its investment objective, the Fund will seek to invest in Investment Funds that represent a broad spectrum of asset classes and investment strategies, including, but not limited to, buyout, growth equity, venture capital, private credit (including special situations) and other private assets.

•     Buyout: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyouts attempt to create value by improving management or operations, driving strategic outcomes (such as a merger or acquisition) and/or utilizing leverage, and represent a substantial majority of the capital deployed in the private equity market.

• Growth Equity and Venture Capital: Growth equity strategies typically involve non-control investments in companies with high growth potential that are in need of expansion capital. Venture capital investments typically target newer businesses, often emerging companies, with higher growth potential and risk.

•     Private Credit: Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including but not limited to, first and second lien senior secured loans, unitranche debt, mezzanine debt, unsecured debt and structurally subordinated instruments. While these strategies, which include special situations investments (including distressed investments), generally focus on originated or secondary purchases of fixed-income senior or subordinated credits of companies, they also may include certain equity features. Distressed investing encompasses a broad range of strategies including control and non-control distressed debt, operational turnarounds and "rescue" financings.

While the Fund intends to seek exposure to these assets classes and investment strategies principally by making Primary Investments in Investment Funds, the Fund also may invest in funds-of-funds in certain circumstances. Unlike the Investment Funds, which will invest directly in multiple Portfolio Companies, "funds-of-funds" seek to invest in a portfolio of other investment funds. The Fund may invest in funds-of-

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funds that seek to make secondary investments in Investment Funds, as well as in venture capital funds and Co-Investment funds.

Each underlying Investment Fund is, or will be, managed by the general partner, managing member or investment adviser of the Investment Fund (such general partner, managing member or investment adviser in respect of any Investment Fund being hereinafter referred to as the "Investment Fund Manager" of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.

The Fund's investment program, which has been structured with the intent of seeking to alleviate or reduce certain of the burdens and risks typically associated with private capital investing, offers Investors access to Investment Funds represented on the Morgan Stanley Platform that generally are unavailable to the investing public due to investor qualification restrictions, resource and operational requirements, high investment minimums and other access restrictions, as well as the significant capital required to create a reasonably diversified investment portfolio of Investment Funds. Types of private capital investments that the Fund may make include:

•     Primary Investments. Primary Investments are interests or investments in newly-formed, institutional private capital fund offerings from Investment Fund Managers represented on the Morgan Stanley Platform during the Fund's Investment Period. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. Most private capital fund sponsors raise new funds only every two to four years, and many top-performing funds are closed to new investors or otherwise difficult to access. Because of the limited windows of opportunity for making Primary Investments in particular funds, strong relationships with leading fund sponsors and the private wealth management brokerage firms that offer their funds, such as Morgan Stanley, are highly important for primary investors. The Fund principally will make Primary Investments in Investment Funds.

•     Co-Investments. Co-Investments involve holding an interest in securities issued by an operating company, rather than through a multi-asset investment vehicle (e.g., an Investment Fund). Such investments are typically made alongside private capital funds (or their sponsors), and are usually structured such that the private capital fund and any lead co-investors collectively hold an interest in the operating company. The Fund may, on an opportunistic basis, make Co-Investments alongside one or more Investment Funds (or their sponsors) that are, or previously

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were, represented on the Morgan Stanley Platform.

The Adviser may invest the Fund's assets in Investment Funds that engage in investment strategies other than those described in this Confidential Memorandum, and may sell the Fund's portfolio holdings at any time.

In addition, the Fund may borrow for cash management or for investment purposes to the extent permitted by the 1940 Act. The Fund has no obligation, and does not currently intend, to enter into any hedging transactions.

Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. The Investment Funds are not subject to the Fund's investment restrictions and generally are subject to few investment limitations.

Investment Process	The principal elements of the Adviser's investment strategy include: (i) seeking attractive investment opportunities from among the Investment Funds represented on the Morgan Stanley Platform; (ii) allocating the Fund's assets across Investment Funds and other investments, including Co-Investments; and (iii) seeking to manage risk through ongoing monitoring of the Fund's portfolio.

Access. In many segments of the private capital market, it is not enough to identify promising investments—access is required. The Fund seeks to provide Investors with access to Investment Funds represented on the Morgan Stanley Platform that generally are unavailable to the investing public. In addition, the Morgan Stanley Platform may make available to the Fund certain Co-Investment opportunities that are made available to it arising out of investments made across its platform.

Asset Allocation. Just as in public equity markets, asset allocation across private market segments is a cornerstone of long-term portfolio performance. The Adviser seeks diversification of the Fund's investments through exposure to different markets and investment types, and primarily among Primary Investments and Co-Investments. The Adviser will seek to identify attractive sponsors whose funds are available to high net worth Morgan Stanley clients, and will conduct due diligence regarding the Investment Fund Manager, its track record and the investment opportunity.

Risk Management. The long-term nature of private capital investments requires a commitment to ongoing risk management. In addition to the risk management and due diligence processes of the Adviser, the Fund may benefit by investing in Investment Funds represented on the Morgan Stanley Platform given its investment expertise, quality of risk management systems and experienced private capital vetting process.

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The Adviser will monitor the performance of Investment Funds and developments at the individual Portfolio Companies that represent material positions in Investment Funds held by the Fund (or held through Co-Investments). The Adviser will track commitments, capital calls, distributions and valuations made by Investment Funds, as well as other pertinent details regarding the Investment Funds.

The Adviser intends to use certain techniques to reduce the risk associated with the Fund's investments. These techniques may include, without limitation, diversifying the Fund's portfolio by asset class (e.g., private equity and debt), area of investment (e.g., geographies, sectors and industries), investment strategy and Investment Manager.

The Adviser and its personnel use a range of resources to diligence promising Investment Funds. The Adviser's diligence process focuses on risk management, investment and operational diligence. The Adviser selects investment strategies and Investment Funds on the basis of availability and various qualitative and quantitative criteria, including: the Adviser's analysis of actual and projected cash flows and historical performance of Investment Fund Managers; loss rates and hit rates; performance of prior funds versus peers; the Investment Fund Managers' reputation, experience, expertise, opportunity set, anticipated returns and adherence to investment philosophy. During this diligence process, the Adviser reviews the Investment Funds' offering documents, due diligence materials and other available information regarding the Investment Fund Managers, and may conduct interviews with senior personnel of Investment Fund Managers. In particular, the Adviser seeks to communicate regularly with Investment Fund Managers and other personnel about the Investment Funds, or about particular investment strategies, categories of private capital, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to identify potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback, as additional investments and Co-Investments are considered.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser seeks to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and

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legal terms of the investment are considered.

Investment Restrictions

The Fund will conduct its investment operations in compliance with the following non-fundamental investment restrictions, in each case measured at the time of investment:

•     Not more than 20% of the Fund's total capital commitments will be invested in any one Investment Fund;

•     Not more than 40% of the Fund's total capital commitments will be invested in any one Investment Fund Manager; and

•     Not more than 20% of the Fund's total capital commitments will be invested in Co-Investments, and not more than 5% of the Fund's total capital commitments will be invested in any one Co-Investment. This limitation does not apply, however, to investments in Investment Funds that are pursuing a Co-Investment strategy.

The Fund does not intend to make secondary investments other than through Investment Funds that focus on making secondary investments.

The Fund may depart from the aforementioned investment restrictions during the 12-month period following the Initial Closing (as defined below).

Investment Period

The commitment of capital to Investment Funds—with the exception of follow-on investments in existing Investment Funds and Co-Investments—is expected to be completed within six months after the Final Closing (as defined below).

Term

The Fund does not have a fixed term. The Investment Funds, however, generally will have fixed terms. Investors reasonably can expect to receive distributions from the Fund periodically after the Fund receives distributions from Investment Funds and when Investment Funds terminate, which the Fund anticipates will occur approximately 10 to 12 years after the Final Closing (as defined below). The Fund will be wound up and dissolved after its final distribution to Investors. The Fund may be dissolved prior thereto in accordance with its LLC Agreement.

The Offering

The initial closing date for subscriptions for Units currently is anticipated to be on or about [_______________], 2017, but may occur on such later date as the Adviser may determine in its sole discretion (the "Initial Closing"). The Fund's Units will be offered at an initial price of $10 per Unit.

Each prospective Investor will be required to complete an investor application (the "Investor Application") certifying that the Units being purchased are being acquired by an Eligible Investor (as defined herein). Prior to the receipt and acceptance of the Investor Application,

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an Investor's funds will be held in escrow.

The minimum commitment ("Commitment") to the Fund will be $50,000, which minimum may be reduced by the Fund in the sole discretion of the Adviser.

Subsequent to the Initial Closing, the Fund may offer Units at one or more closings, which are anticipated to occur over a period of up to six months following the Initial Closing (the last closing being referred to as the "Final Closing"). An Investor participating in a closing that occurs after the Initial Closing may be required to pay a "make-up" amount to the Fund. Such "make-up" payment will be calculated by applying an annualized rate of 8.0% to the percentage of the aggregate Commitments by Investors previously drawn down by the Fund and applied over the period of time since such draw-downs. The amount of the make-up payments will be paid to and retained as assets of the Fund.

Capital Calls

A portion of an Investor's Commitment will be due immediately upon the closing of the Investor's initial investment in the Fund, and the balance will be drawn down over time as the Fund makes investments and to fund other ongoing and additional obligations of the Fund (e.g., capital commitments of the Fund called by Investment Funds) and Co-Investments. Investor Commitments may be drawn down at any time by the Fund making a capital call generally upon at least ten (10) business days' prior written notice (including by email) to the Investor or the Investor's designee, with a copy to the Investor's financial advisor. Although there is no set schedule for calling capital, it is estimated that capital calls will be scheduled in the following manner (subject to the Fund's discretion to call capital at different times and in different amounts, and to draw down Investor Commitments at any time):

Year 1:       20%

Year 2:        25%

Year 3:        25%

Year 4:        15%

The above schedule is subject to change, including as the result of Investment Fund capital call and distribution activity. The Fund may accelerate or extend the estimated schedule or extend any capital call, or may determine not to draw the full amount of an Investor's total Commitment. Any amounts drawn (except for cash reserved to cover Fund expenses) generally will be committed within approximately three months of the drawdown date. Units will be issued to Investors each time capital is contributed to the Fund by Investors. Units will be issued at the then net asset value of the Fund, as calculated in accordance with the Fund's valuation policies and procedures. If a capital call is not timely made by an Investor by the specified date in the

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written notice, the Investor may be charged interest at an annual rate of 8.0% of the amount of the Investor's capital call up until the date the capital call is actually made, and will be in the form of an additional "make-up" payment.

Each Investor understands that by agreeing to invest in the Fund, the Investor is making an irrevocable commitment to the Fund of the entire amount of the Commitment, which will be drawn down over time. Even though not all of an Investor's Commitment will be due immediately, Investors are committing to make funds available within the time designated by each capital call. Should an Investor default on a Commitment, and fail to cure such default within five (5) business days after notice (any such Investor, a "Defaulting Investor"), the Fund may, in the Adviser's sole discretion, charge the Defaulting Investor with the expenses and losses incurred by the Fund resulting from the sale of positions due to the default of such Investor. In addition, the Fund may, in the Adviser's sole discretion, take other actions with respect to a Defaulting Investor, including without limitation, one or more of the following: (i) borrowing funds to cover defaulted capital calls, at a rate established with a third-party lender or using the Fund's internal capital at a rate of 8.0% per annum, and causing the Defaulting Investor to bear the interest and other costs associated with such borrowing in the form of a "make-up" payment; (ii) excluding the Defaulting Investor from participating in future capital calls and/or investments made by the Fund; (iii) requiring the Defaulting Investor to immediately pay to the Fund the entire amount of the Defaulting Investor's uncalled Commitment; or (iv) reducing, as liquidated damages for the default, a Defaulting Investor's investment in the Fund by an amount equal to 10% of the Defaulting Investor's total Commitment, and making corresponding reductions to the number of the Defaulting Investor's Units and in the Defaulting Investor's rights to receive distributions and allocations. The amount by which a Defaulting Investor's investment in the Fund is reduced shall be retained as assets of the Fund for the benefit of all Investors.

Eligible Investors

Units of the Fund will be offered only to "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act"). Investors who are "accredited investors" are referred to in this Confidential Memorandum as "Eligible Investors." Certain Sub-Placement Agents (as defined below) may impose stricter Investor eligibility requirements. For example, certain Sub-Placement Agents may determine to sell Units to natural persons that qualify as "accredited investors" under only Rule 501(a)(5) of Regulation D (the net worth test), rather than under both Rule 501(a)(5) and Rule 501(a)(6) (the income test).

Each prospective Investor must submit a completed Investor Application acceptable to the Adviser, certifying, among other things, that the Investor is an Eligible Investor and will not transfer the Units purchased except in the limited circumstances permitted. If an Investor Application is not accepted by the Fund by a closing date, the subscription will not be accepted at such closing date and will be returned to the prospective Investor or held until the next Closing Date, if any.

An investment in the Fund involves a considerable amount of risk. An

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Investor may lose some or all of its investment in the Fund. Before making an investment decision, a prospective Investor should (i) consider the suitability of this investment with respect to the Investor's investment objectives and personal situation and (ii) consider factors such as the Investor's personal net worth, income, age, risk tolerance and liquidity needs. The Fund is a highly illiquid investment. Investors have no right to require the Fund to redeem their Units of the Fund.

Borrowing

The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the Asset Coverage Requirement (as defined below). The Fund may borrow money for investment purposes (i.e., to finance investments) and to pay expenses in advance of, or in addition to, calling capital. The Fund also may borrow money to manage its cash flow needs associated with calling Investor Commitments, satisfying capital calls, managing distributions to Investors and paying ongoing expenses. The Fund may pledge or otherwise create a security interest in its assets, including Investors' Commitments, to banks or other financial institutions as security for borrowings made by the Fund.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

The Investment Funds or Portfolio Companies the Fund may invest in through Co-Investments may utilize leverage in their investment or operational activities. Such borrowings, however, are not subject to the Asset Coverage Requirement. Accordingly, the Fund, through investments in the Investment Funds or through Co-Investments, may be exposed to the risk of highly leveraged investment programs and strategies. See "Types of Investments and Related Risk Factors."

Tax Distribution Policy

The Fund expects that dividends will be paid at least annually on the Units in amounts representing substantially all of the Fund's net investment income, if any, earned each year. The Fund also pays substantially all taxable net capital gain realized on investments to Investors at least annually. In order to maintain its status as a RIC, the Fund must, among other requirements, distribute at least 90% of its net investment income (generally, the Fund's net ordinary income plus the excess of the Fund's realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction) on an annual basis. See "Certain U.S. Federal Income Tax Considerations—Qualification as a Regulated Investment Company."

Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the taxable year in which the distribution is made will reduce the adjusted tax basis of an Investor's Units (but not below zero). Any such distributions that reduce the adjusted tax basis of an Investor's Units represent a return of capital and generally will not be subject to tax at the time of the distribution. Distributions in excess of an Investor's adjusted basis in Units generally will be treated as capital gain.

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Distributions

Proceeds and other distributions received by the Fund from Investment Funds or from Co-Investments will be distributed to Investors periodically after receipt; provided, however, that:

•     the Fund may reduce or withhold the amount to be distributed by the amount of the fees, expenses and other liabilities, including funding obligations, incurred or anticipated; and

•     no distributions will be made prior to the Final Closing.

Recycling

At the election of the Adviser, the Fund may retain proceeds received by the Fund from Investments Funds up to an amount equal to 10% of the Fund's total capital commitments. Proceeds retained by the Fund, after the Investment Period has terminated, would primarily be used to pay the Fund's operating expenses.

Amounts so retained will not be included in the calculation of Investors' contributed capital. Separate from and in addition to any amounts retained or recalled for reinvestment by the Fund, in the event that funds are distributed to the Fund by an Investment Fund, which are subject to reinvestment in such Investment Fund, the Adviser may, in its discretion, hold such amounts or distribute such amounts to the Investors. If such amounts are distributed to the Investors, each Investor's unfunded Commitment will be increased by the amount of funds so distributed.

Liquidity, Withdrawal and Transfer Restrictions; Repurchase of Units

The Fund is a highly illiquid investment. Units will not be listed on any securities exchange or traded in any public or other market. An investment in the Fund is suitable only for Investors who have no need for liquidity in their investment. Investors, therefore, must bear the financial risks of this investment for an indefinite period, potentially for the entire life of the Fund.

Withdrawals of capital or profits will not generally be permitted, except to the extent required to comply with applicable laws. No Investor may withdraw from the Fund without the prior written consent of the Adviser, which may be withheld in the Adviser's sole discretion. In certain circumstances, as set forth in the LLC Agreement, an Investor may be required to withdraw entirely from the Fund.

Investors will not be able to sell, assign, transfer, pledge or otherwise dispose of or encumber all or any of their Units (including their unfunded Commitments related thereto) without the prior written consent of the Adviser, which may be withheld in the Adviser's sole discretion. An Investor that transfers its Units will be required to bear all costs and expenses (including legal fees) incurred by the Adviser and

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the Fund in connection with such transfer.

Investors do not have the right to require the Fund to redeem their Units during the life of the Fund, and the Fund will not provide liquidity to Investors, through periodic written tender offers or otherwise.

See "Types of Investments and Related Risk Factors—Limitations on Transfer and Withdrawals; Units Not Listed; No Market for Units."

Potential Benefits of Investing in the Fund	The Adviser believes that the Fund's investment program offers a differentiated approach to private equity and debt opportunities for high net worth individual and institutional Investors. The Fund's investment program offers Investors access to Investment Funds represented on the Morgan Stanley Platform that generally are unavailable to the investing public. Similarly, by investing in the Fund, Investors will have access to Investment Fund Managers whose services generally are not available to the investing public, or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables Investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on Investors. Investment minimums for Investment Funds typically range between $5 million and $20 million.

Because the Fund intends to qualify as a RIC under Subchapter M of the Code, it is expected to have certain attributes that are not generally found in traditional private capital funds-of-funds. These include providing simpler tax reports to Investors on IRS Form 1099, and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payment of U.S. federal income tax.

Board of Directors

Subject to the requirements of the 1940 Act, the business and affairs of the Fund will be managed under the direction of the Board of Directors of the Fund (the "Board"). The Board has delegated day-to-day operations to the Fund's officers, the Adviser and other service providers, subject to oversight of the Board. See "Management of the Fund."

The Adviser	Central Park Advisers, LLC serves as the Fund's investment adviser. The Adviser, a wholly-owned subsidiary of Central Park Group, LLC ("Central Park Group"), is a limited liability company organized under the laws of the State of Delaware, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Under the control of Mr. Mitchell Tanzman and Mr. Gregory Brousseau, the Adviser is an independent investment advisory firm specializing in the development and management of alternative investment offerings. Founded in 2006, Central Park Group offers a broad range of investments managed by private equity, hedge fund, real estate and funds-of-funds sponsors. Central Park Group's founding

11

partners have significant experience across the spectrum of alternative investments and traditional asset management. For over 25 years, they have sourced, created, managed and distributed private equity funds, hedge funds, real estate opportunity funds, crossover funds and funds-of-funds that seek to offer clients attractive risk-adjusted performance in diverse strategies, asset classes and sectors, including "first-ever" funds, and have invested more than $13.5 billion in over 175 funds, including $2.75 billion in funds-of-funds, more than $900 million in a registered fund-of-private-equity-funds and more than $3.5 billion in private equity access vehicles sponsored by leading firms.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser that is effective for an initial term expiring two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board of Directors. The Board, or the Fund's Investors, may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

Management Fee

In consideration of the advisory services provided to the Fund by the Adviser, the Fund will pay the Adviser a monthly advisory fee at the annual rate of (i) 0.10% for the first 12 months following the Initial Closing, (ii) 0.65% from the one year anniversary of the Initial Closing until the eight year anniversary of the Final Closing and (iii) 0.30% thereafter for the remaining life of the Fund (the "Management Fee"). The Management Fee will be calculated based on the Fund's total Commitments from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, based on the Fund's net invested capital. The Management Fee will be determined and accrued as of the last day of each month, and will be prorated for any period of less than a month based on the number of days in such period.

The Management Fee will be paid to the Adviser out of the Fund's assets and, therefore, will decrease the net profits or increase the net losses of the Fund. The Management Fee is in addition to the asset-based fees, carried interests, expenses, incentive allocations or fees charged by the Investment Funds and indirectly borne by Investors.

Distribution and Servicing Fee

Under the terms of a placement agent agreement (the "Placement Agent Agreement") with Foreside Fund Services, LLC (the "Placement Agent"), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors (which may include wealth advisors) (collectively, "Sub-Placement Agents") for distribution services and to provide related sales support services to Investors. The Fund will pay the Placement Agent a quarterly fee at the annual rate of (i) 0.75% from the Initial Closing until the eight year anniversary of the Final Closing, and (ii) 0.10% thereafter for the remaining life of the Fund (the "Distribution and Servicing Fee"). The Distribution and Servicing Fee will be calculated based on the Fund's total Commitments from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, based on the Fund's net invested capital. The Distribution and Servicing Fee will be determined and accrued as of the last day of each calendar quarter, and will be prorated for any period of less than a quarter based on the number of days in such period.

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The Placement Agent is expected to pay all of the Distribution and Servicing Fee to Sub-Placement Agents, who may use such fee to compensate the financial advisory personnel involved in the placement of Units. Amounts retained by the Placement Agent, if any, will be used by the Placement Agent to pay for Fund-related distribution and servicing expenses.

The Distribution and Servicing Fee will be charged on an aggregate Fund-wide basis, and Investors will be subject to the Distribution and Servicing Fee as long as they hold their Units. The Distribution and Servicing Fee will be paid to the Placement Agent out of the Fund's assets and, therefore, will decrease the net profits or increase the net losses of the Fund.

Morgan Stanley is expected to act as the primary Sub-Placement Agent for the Fund. In addition, Morgan Stanley currently acts as, and is expected to act as, placement agent for the Investment Funds in which the Fund will invest, and will earn fees for providing placement and other ongoing services to such Investment Funds. These fees will be in addition to any Distribution and Servicing Fee paid by the Placement Agent to Morgan Stanley, the sales load to be paid by Investors to Morgan Stanley and any other compensation that Morgan Stanley may receive in connection with the Fund's offering.

Sales Load; Placement of Units

Investors may be charged a sales load up to a maximum of 3.0% of their total Commitment. The sales load will be in addition to an Investor's Commitment, and not deducted therefrom. The Placement Agent may compensate Sub-Placement Agents in connection with the sale and distribution of the Units.

In addition to the placement of Units through the Placement Agent or a Sub-Placement Agent, the Fund itself may also accept offers to purchase Units that it receives directly from certain Investors, including, but not limited to, employees or directors of the Adviser and its affiliates, and attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families. The Fund is not obligated to sell to a broker or dealer any Units, including those that have not been placed with Eligible Investors.

Other Fees and Expenses

The Fund, and, therefore, Investors, shall bear all expenses incurred in the business of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor in the Investment Funds. The Fund, by investing in the Investment Funds, indirectly bears its pro rata share of the expenses incurred in the business of the Investment Funds. The Investment Funds in which the Fund intends to invest generally charge a management fee of 1% to 2%, and approximately 20% of net profits as a carried interest allocation, subject to a preferred return and a clawback. See "Summary of Fund Expenses."

In addition, the Fund shall bear its organizational expenses, and expenses relating to the offering and sale of Units; provided, however, that to the extent such organizational and offering expenses exceed $1,000,000, the excess amount over $1,000,000 shall be borne by the

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Adviser.

The Administrator

UMB Fund Services, Inc. will act as the administrator to the Fund (the "Administrator") and perform certain administration and accounting services for the Fund. In consideration of these services, the Fund will pay the Administrator a fee based on the average net assets of the Fund (subject to certain minimums), as well as certain flat fees, and will reimburse certain of the Administrator's expenses. See "Fees and Expenses."

Conflicts of Interest

The Adviser, the Investment Fund Managers and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund. Investment decisions for the Fund are made independently of such other accounts. If, however, the Fund desires to invest in, or sell, the same Investment Fund as another account of the Adviser, the opportunity will be allocated equitably in accordance with the Adviser's allocation policies and procedures.

Certain Investment Fund Managers also may face conflicts of interests stemming from their affiliation with Investment Fund sponsors and other asset management firms.

From time to time, an officer or employee of the Adviser or an affiliate thereof acting on behalf of the Fund may serve as a member of an investor advisory committee of an Investment Fund (each, an "Advisory Committee") comprised of third-party investors, namely limited partners in the Investment Fund and certain other investors in similar parallel vehicles. Advisory Committees generally provide the members thereof with an opportunity to, among other things, review valuations of certain underlying investments, and review and consider potential conflicts of interest concerning the respective Investment Fund.

The Adviser, its affiliates and the Placement Agent may receive payments from fund sponsors in connection with placement or other services that do not relate to the Fund. The Adviser and the investment professionals who, on behalf of the Adviser, manage the Fund's investment portfolio will be engaged in certain activities for other accounts, and may have conflicts of interest in allocating their time and activities among the Fund and the other accounts. The Adviser's investment professionals will devote as much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

Valuation	The Board has approved procedures pursuant to which the Fund will value its investments. The Board has delegated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. The Fund's assets will be valued at their fair market value as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent.

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The Investment Funds invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices and will be valued by the respective Investment Fund Managers. Although procedures approved by the Board provide that the valuations determined by the Investment Fund Managers will be reviewed by the Adviser, neither the Adviser nor the Board is able to confirm independently the accuracy of the Investment Fund Managers' valuations (which are unaudited, except at year-end). Accordingly, the Fund generally relies on such valuations, which are provided on a quarterly basis, even in instances where an Investment Fund Manager may have a conflict of interest in valuing the securities because the value of the securities will affect the Investment Fund Manager's compensation. Furthermore, the Investment Funds typically provide the Adviser with only estimated net asset values or other valuation information, and such data is subject to revision through the end of each Investment Fund's annual audit. Notwithstanding the foregoing, the Management Fee and Distribution and Servicing Fee are calculated based on the Fund's total Commitments from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, based on the Fund's net invested capital.

Summary of Taxation; Fiscal and Tax Year End

The Fund intends to elect to be treated and to operate in a manner so as to qualify continuously as a RIC under Subchapter M of the Code. Assuming that the Fund so qualifies, the Fund generally will not be subject to U.S. federal income tax on its taxable income and gains that it distributes to Investors. Additionally, the Fund intends to distribute sufficient income and gains each year so as not to be subject to a U.S. federal excise tax on certain undistributed amounts.

To qualify as a RIC under the Code, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain "qualified publicly traded partnerships," or other income derived with respect to the Fund's business of investing in such stock or securities or foreign currencies; (ii) distribute to its Investors on an annual basis at least 90% of its investment company taxable income for each taxable year; and (iii) at the end of each quarter of the Fund's taxable year, ensure that (a) at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities so long as such other securities of any one issuer do not represent more than 5% of the value of the Fund's assets or more than 10% of the outstanding voting securities of the issuer, and (b) no more than 25% of the value of the Fund's assets is

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invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund, and that are engaged in the same or similar or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships." With respect to these limitations and restrictions imposed by the Code, the Fund, in appropriate circumstances, will be required to "look through" to the income, assets and investments of the Fund and certain Investment Funds. See "Types of Investments and Related Risk Factors—Tax Risks."

If the Fund fails to qualify as a RIC, the Fund would become subject to corporate-level U.S. federal income tax on a net basis and distributions to Investors would be treated as dividend income to the extent of the Fund's earnings and profits. The specific character of the underlying income realization (e.g., capital gains) would no longer pass-through to the Investors as if the Fund were a conduit. See "Certain U.S. Federal Income Tax Considerations—Failure to Qualify as a Regulated Investment Company" and "Types of Investments and Related Risk Factors—Tax Risks" below.

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The Fund's fiscal year for financial reporting purposes is the twelve-month period ending March 31. The Fund's taxable year is the 12-month period ending September 30 (or such other taxable year as may be required under the Code).

ERISA Plans and Other Tax-Exempt Entities

Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), retirement arrangements subject to Section 4975 of the Code and other tax-exempt entities, including privately sponsored defined benefit and contribution plans, individual retirement accounts (each, an "IRA"), and 401(k) and Keogh Plans may purchase Units. Fiduciaries of such plans or arrangements should consider, among other things, that the Fund will not provide liquidity to Investors. Moreover, fiduciaries of such plans or arrangements that are participant-directed should consider that the Fund will sell Units only to Eligible Investors, and confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any "benefit, right or feature" affecting the qualified status of the plan or arrangement. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code with respect to the assets of any Investor subject to ERISA, solely as a result that Investor's investment in the Fund.

Reports to Investors	The Fund will furnish to Investors as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Investors in preparing their tax returns. The Fund will also prepare and transmit to Investors unaudited semi-annual reports and audited annual reports (when each becomes available) within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Investors are sent reports on at

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least a quarterly basis regarding the Fund's operations.

Risk Factors	While the benefits of investing in private capital may be considerable, private capital is not for everyone. Private capital investments involve significant risks, including a total loss of capital. The risks associated with private capital arise from several factors including: limited diversification, the use of leverage, illiquidity and capital calls made on short notice (failure by the Fund to meet capital call obligations may result in significantly negative consequences including a total loss of investment). Additional risks involved in investing in the Fund include:

General Risks

• Loss of capital, up to the entire amount of an Investor's investment.

• Investing in a Fund that has a limited or no operating history, and in Investment Funds that principally will be newly organized and therefore have no, or only very limited, operating histories.

• In the event that an Investment Fund does not terminate within a timeframe consistent with the Fund's expectations (i.e., approximately 10 to 12 years after the Final Closing), the final distribution of Fund assets to Investors and the winding up and dissolution of the Fund may be delayed. While the Fund may sell, distribute or otherwise dispose of its investment in such Investment Fund, the price obtained may be less than that which could have been obtained if the investment was held for a longer period of time.

• The Fund has not fully identified the potential investments that it will make with Investors' Commitments. It may take a significant amount of time to draw down fully the Commitments and, Commitments may not be fully drawn.

•    If the Fund defaults on its commitment to an Investment Fund or fails to satisfy capital calls to an Investment Fund in a timely manner, then, generally, it will be subject to significant penalties, including potentially, the complete forfeiture of the Fund's investment in the Investment Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including, potentially, the complete forfeiture of the Fund's investment in an Investment Fund), or (iv) otherwise impair the value of the Fund's investments.

•    If a sufficient number of Investors default on their Commitments to the Fund, the Fund may, in-turn, default on its commitment of capital to an Investment Fund. In such an instance, the Fund, and non-defaulting Investors, will bear the penalties of such default. While the Adviser may take steps to limit this risk, there is no guarantee that such measures will be sufficient or successful.

•    Investors that are admitted after the Initial Closing will be required to pay a "make-up" amount to the Fund. Such Investors will participate in existing Fund investments and, therefore, could dilute

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or reduce the level of Investors' participation in those investments.

• The Adviser and Investment Fund Managers may face conflicts of interest.

Liquidity Risks

• The Fund is a highly illiquid, long-term investment, and is suitable only for Investors who have no need for liquidity in their investment.

• The Fund's Units are not listed on any securities exchange or traded in any other market and are subject to substantial limitations on transferability and withdrawal.

• Investors do not have the right to require the Fund to redeem their Units during the life of the Fund, and the Fund will not provide liquidity to Investors, through periodic written tender offers or otherwise.

• The Fund may receive from an Investment Fund an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

• The Fund's investments in Investment Funds, and many of the investments held by the Investment Funds, are priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the Adviser nor the Board is able to confirm independently the accuracy of the Investment Fund Managers' valuations (which are unaudited, except at year-end).

Investment Program Risks

• The Fund's performance depends upon the performance of the Investment Fund Managers and selected strategies, the instruments used by such Investment Fund Managers and the Adviser's ability to select Investment Fund Managers and strategies and effectively allocate Fund assets among them. The Fund is organized to provide Investors with a multi-strategy investment program emphasizing investments in private fund sponsors represented on the Morgan Stanley Platform.

• The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. No assurance can be given that the Adviser will be able to identify and complete attractive investments, or that it will be able to invest fully total Investor Commitments.

• The Fund's investment portfolio will consist of Investment Funds that hold securities issued by privately held companies, and

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operating results for the Portfolio Companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

• The securities in which an Investment Fund Manager may invest may be among the most junior in a Portfolio Company's capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

• An Investment Fund Manager's investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such Portfolio Company investments in a down market.

• Investors bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, carried interests, incentive allocations or fees and expenses at the Investment Fund level. In addition, to the extent that the Fund invests in an investment fund that is a "fund-of-funds," investors will bear a third layer of fees and expenses. Investors also may be charged a sales load in addition to, and not as a deduction from, their Commitment.

• The Fund is a non-diversified fund, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

• Fund Investors have no right to receive information about the Investment Funds or Investment Fund Managers, and have no recourse against Investment Funds or their Investment Fund Managers.

• The Fund intends to elect to be treated and to qualify annually as a RIC under the Code but will be subject to corporate-level income tax if it fails to so qualify.

• The Investment Funds may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from the Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

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• The Fund is subject to, and indirectly invests in Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to private capital funds.

• The Fund may invest indirectly a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy.

• The Fund may not be able to vote on matters that require the approval of Investment Fund investors, including matters that could adversely affect the Fund's investment in an Investment Fund.

• Investment Funds located outside of the U.S. may be subject to withholding taxes, which may reduce the return of the Fund and its Investors.

• Investment Funds generally will not be registered as investment companies under the 1940 Act. Therefore, despite the fact that the Fund itself is registered under the 1940 Act, as an investor in Investment Funds, the Fund will not be able to avail itself of the protections afforded by the 1940 Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements.

• The Fund is registered as an investment company under the 1940 Act, which may limit its investment flexibility compared to a fund that is not so registered.

• Investment Fund Managers may invest the Investment Funds' assets in securities of early-stage venture investments, which may result in or contribute to significant losses to the Fund.

• Investment Fund Managers will invest the Investment Funds' assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund's assets will be invested in Investment Funds denominated in non-U.S. currencies, thereby exposing the Fund to special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund's net asset value. The Adviser does not intend to hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

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• An Investment Fund Manager may focus on a particular industry or sector (e.g., energy, utilities, technology, life sciences and healthcare and financial services), which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

• An Investment Fund Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

• An Investment Fund's assets may be invested in a limited number of securities or Portfolio Companies that may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if Investments had been made in a larger number of securities.

• The market for primary investments in Investment Funds is limited and highly competitive. In addition to the many large unregistered funds-of-funds that will compete with the Fund for investment opportunities, there are a large number of significant institutional investors with access to substantially greater amounts of capital than the Fund that are active investors in primaries. There can be no assurance, therefore, that the Fund will be able to fully invest its committed capital in accordance with its investment program.

• The Fund's ability to realize an investment gain with respect to a Co-Investment generally will be reliant on the expertise of the lead investor in the transaction. To the extent that any lead investor assumes control of the management of the operating company, the Fund will be reliant not only upon the lead investor's ability to research, analyze, negotiate and monitor such investments, but also upon its ability to successfully manage and oversee the operation of the company's business. The Fund's ability to dispose of Co-Investment is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Fund to sell such investment.

• The market for Co-Investments is competitive and may be limited, and the Co-Investments to which the Fund wishes to allocate assets may not be available at any given time. Such investments may be heavily negotiated and, therefore, the Fund may incur additional legal and transaction costs in connection therewith.

• An Investment Fund that invests in private credit strategies will be subject to a high degree of financial risk. Private credit investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit

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risks that result in issuer default.

•    Certain Investment Funds may invest in mezzanine loans. While such investments generally earn a higher return than senior secured loans, they usually are unsecured and subordinate to other obligations of the issuer.

•    Certain Investment Funds may invest in Portfolio Companies that may be in transition, out of favor, financially leveraged or otherwise troubled, and may be or have recently been involved in strategic actions, restructurings, bankruptcies, reorganizations or liquidations. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject an Investment Fund to certain additional potential liabilities.

•    Certain Investment Funds may invest in low grade or unrated debt securities (i.e., "high yield" or "junk" bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing.

No assurance can be given that the Fund's investment program will be successful. Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. An investment in the Fund should be viewed only as part of an overall investment program.

See "Types of Investments and Related Risk Factors."

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SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Investors can expect to bear directly or indirectly, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending March 31, 2018, and assumes that the Fund will raise $100 million in total Commitments from Investors during such fiscal year, that 20% of total Commitments are drawn down in the first year and that substantially all of the drawn-down Commitments are invested in the first year (after the Initial Closing).

Investor Transaction Expenses
Maximum Sales Load(1) (as a percentage of Commitment amount)	3.00%
Make-Up Payment Rate(2) (Initial Closing)	0.00%
Make-Up Payment Rate(2) (subsequent closings)	8.00%
Default Rate(3) (as a percentage of Commitment amount)	10.00%

Annual Expenses (as a percentage of average net assets attributable to Units)
Management Fee(4)	0.10%
Distribution and Servicing Fee(5)	0.75%
Other Expenses	[___]%
Acquired Fund Fees and Expenses(6)	[___]%

Total Annual Expenses(7)	[___]%

————————

(1)	The minimum Commitment to the Fund is $50,000, which minimum may be reduced in the sole discretion of the Adviser. Investors may be charged a sales load ("Placement Fee") up to a maximum of 3.0% on the amount of their total Commitment. The sales load will be in addition to an Investor's Commitment, and not deducted therefrom. The Placement Agent and/or a Sub-Placement Agent may, in its discretion, waive the Placement Fee for certain Investors. The table assumes the maximum Placement Fee is charged. See "The Offering—Purchase Procedures."

(2)	A "make-up" payment at a rate of 8.0% may be charged to investors making a Commitment to the Fund after the Initial Closing. The 8.0% annualized rate is calculated based on the percentage of Investor Commitments previously drawn down by the Fund and applied over the period of time since such drawdowns. For example, if the Fund has drawn down 20% of Commitments from Investors participating in the Initial Closing and holds a second closing three months after the date of such drawdowns, an Investor participating in the second closing who commits $50,000 would pay a "make-up" payment at 2.0% (an annualized rate of 8.0%) multiplied by 20% of such commitment amount (or $10,000 x 2% = $200). The amount of the make-up payments will be paid to and retained as assets of the Fund. See "The Fund."

(3)	The Fund may reduce, as liquidated damages, a Defaulting Investor's investment in the Fund by an amount equal to 10% of the Defaulting Investor's total Commitment, and make corresponding reductions to the number of the Defaulting Investor's Units and in the Defaulting Investor's right to receive distributions and allocations. The amount by which a Defaulting Investor's investment in the Fund is reduced shall be retained as assets of the Fund. See "The Offering—Investor Commitments and Drawdowns."

(4)

The Fund will pay the Adviser a monthly advisory fee at the annual rate of (i) 0.10% for the first 12 months following the Initial Closing, (ii) 0.65% from the one year anniversary of the Initial Closing until the eight year anniversary of the Final Closing and (iii) 0.30% thereafter for the remaining life of the Fund. The Management Fee will be calculated based on the Fund's total Commitments from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, based on the Fund's net invested capital. See "Management of the Fund—Investment Advisory Agreement."

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(5)

The Fund will pay the Placement Agent a quarterly fee at the annual rate of (i) 0.75% from the Initial Closing until the eight year anniversary of the Final Closing, and (ii) 0.10% thereafter for the remaining life of the Fund. The Distribution and Servicing Fee will be calculated based on the Fund's total Commitments from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, based on the Fund's net invested capital. See "Fees and Expenses."

(6)	The amount shown as "Acquired Fund Fees and Expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds) in which the Fund intends to invest based upon estimated net assets of the Fund of $100 million. Some or all of the Investment Funds in which the Fund intends to invest charge carried interests, incentive fees or allocations based on the Investment Funds' performance. The "Acquired Fund Fees and Expenses" disclosed above, however, do not reflect any performance-based fees or allocations paid by the Investment Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Funds.

(7)	Total annual expenses shown in the table will increase or decrease over time based on the Fund's asset level and other factors.

The purpose of the table above and the example below is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund. The annual "Other Expenses" shown above reflect an estimate of all expected ordinary operating expenses for the fiscal year ending March 31, 2018. "Other Expenses" do not include any fees or expenses charged by Investment Funds (which are reflected separately under "Acquired Fund Fees and Expenses"). For a more complete description of the various costs and expenses of the Fund, see "Fees and Expenses."

Example:	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses, including a 3.0% placement fee, on a $1,000 investment, assuming a 5% annual return:*	$[___]	$[___]	$[___]	$[___]

*	Without the sales load, the expenses would be: $[___] (1 Year), $[___] (3 Years), $[___] (5 Years) and $[___] (10 Years).

The example is based on the fees and expenses set forth in the table above, and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown (and "Acquired Fund Fees and Expenses" may also be greater or less than that shown). Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the Investment Funds' actual rates of return exceed 5%, the dollar amounts could be significantly higher as a result of the Investment Funds' carried interest.

THE FUND

The Fund is a newly-formed Delaware limited liability company that is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was organized as a Delaware limited liability company on May 17, 2017. The Fund's principal office is located at 805 Third Avenue, New York, NY 10022, and its telephone number is (212) 317-9200.

Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. The individuals who serve on the Board are responsible for monitoring and overseeing the investment program of the Fund. See "Management of the Fund."

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The minimum Commitment to the Fund will be $50,000, which minimum may be reduced by the Fund in the sole discretion of the Adviser, in private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the 1933 Act. The Fund may offer Units at one or more closings, which are anticipated to occur over a period of up to six months following the Initial Closing. An Investor participating in a closing that occurs after the Initial Closing may be required to pay a "make-up" amount to the Fund. Such "make-up" payment will be calculated by applying an annualized rate of 8.0% to the percentage of the Investor Commitments previously drawn down by the Fund and applied over the period of time since such draw-downs. The amount of the make-up payments will be paid to and retained as assets of the Fund.

The Fund does not have a fixed term. The Investment Funds, however, generally will have fixed terms. Investors reasonably can expect to receive distributions from the Fund periodically after the Fund receives distributions from Investment Funds and when Investment Funds terminate, which the Fund anticipates will occur approximately 10 to 12 years after the Final Closing. The Fund will be wound up and dissolved after its final distribution to Investors. The Fund may be dissolved prior thereto in accordance with its LLC Agreement.

STRUCTURE

The Fund is a specialized investment vehicle that incorporates both features of a private investment fund that is not registered under the 1940 Act and features of a closed-end investment company that is registered under the 1940 Act. Private investment funds (such as private equity and debt funds) are collective asset pools that typically offer their securities privately, without registering such securities under the 1933 Act. Securities offered by private investment funds are typically sold in large minimum denominations (often at least $5 million to $20 million) to a limited number of institutional investors. The managers of such funds generally are compensated through asset-based fees and incentive-based/carried interest allocations. Registered closed-end investment companies are typically managed more conservatively than most private investment funds because of the requirements and restrictions imposed on them by the 1940 Act. Compared to private investment funds, registered closed-end companies may have more modest minimum investment requirements, and generally offer their units to a broader range of investors. Advisers to such investment companies, such as the Adviser, are typically compensated through asset-based fees.

Similar to private investment funds, Units of the Fund are sold in relatively large minimum denominations to high net worth and institutional investors, and are subject to substantial restrictions on transfer. In contrast to many private investment funds, however, the Fund is permitted to offer Units to an unlimited number of Eligible Investors. The Fund was designed to permit sophisticated Investors to participate in an investment program that invests in private equity and debt strategies without requiring, among other things, Investors to commit the more substantial minimum investments required by many private investment funds, and without subjecting the Fund to the same restrictions on the number of Eligible Investors as are imposed on many of those private investment funds.

INVESTMENT PROGRAM

The Fund's investment objective is to seek attractive risk-adjusted returns. The Fund will invest only in Investment Funds represented on the Morgan Stanley Platform during the Fund's Investment Period. The Fund will invest only in institutional offerings, and does not intend to invest in feeder funds or other investment vehicles represented on the Morgan Stanley Platform that provide indirect access to such Investment Funds. Certain of the Investment Funds may be offered or advised by Morgan Stanley or an affiliate thereof.

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The Fund will seek to achieve its investment objective principally by making Primary Investments in Investment Funds:

•	Primary Investments are interests or investments in newly established, institutional private capital fund offerings. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund's life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager's capabilities is essential.

•	Most private fund sponsors raise new funds only every two to four years, and many top-performing funds may be closed to new investors or otherwise difficult to access. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors and the private wealth management brokerage firms that offer their funds, such as Morgan Stanley, are highly important for primary investors.

In addition to Primary Investments, the Fund also may, on an opportunistic basis, make Co-Investments alongside one or more Investment Funds (or their sponsors) that are, or previously were, represented on the Morgan Stanley Platform:

•	Co-Investments involve holding an interest in securities issued by an operating company and not through a multi-asset investment vehicle (e.g., an Investment Fund). Such investments are typically made alongside private equity funds (or their sponsors), and are usually structured such that the private equity fund and any lead co-investors collectively hold an interest in the operating company. Unlike investments in Investment Funds, which hold multiple Portfolio Companies, Co-Investments are concentrated investments in one operating company. Co-Investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or they bear significantly reduced fees.

In certain circumstances, the Fund also may seek exposure to certain assets classes and investment strategies through investments in "funds-of-funds." Unlike the Investment Funds, which will invest directly in multiple Portfolio Companies, "funds-of-funds" seek to invest in a portfolio of other investment funds. The Fund may invest in funds-of-funds that seek to make secondary investments in Investment Funds, as well as in venture capital funds and Co-Investment funds.

The Adviser believes that the Fund's investment program offers a differentiated approach to private equity and debt opportunities for high net worth individual and institutional Investors. By investing in the Fund, Investors will have access to Investment Funds represented on the Morgan Stanley Platform that might otherwise not be available to such Investors due to investor qualification restrictions, resource and operational requirements, high investment minimums and other access restrictions, as well as the significant capital required to create a reasonably diversified investment portfolio of Investment Funds. Through the Fund, Investors will have access to Investment Fund Managers whose services generally are not available to the investing public, or who may otherwise restrict the number and type of persons whose money they manage. Investing in the Fund also permits Investors to invest in Investment Funds without being subject to the high minimum investment requirements—typically between $5 million and $20 million—and other access restrictions imposed on investors in such Investment Funds. The Fund should also benefit from its exposure to a number of different investment styles. Investing through various Investment Fund Managers that employ different strategies may reduce the volatility inherent in a direct investment by the Fund with a single Investment Fund Manager. Additionally, the Fund has been structured with the intent of seeking to alleviate or reduce certain of the burdens typically

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associated with private capital investing, such as difficulty in accessing and diligencing investments, allocation and manager selection, diversification of investments, paying fund-of-funds level incentive fees, meeting minimum investor qualifications and large minimum commitment amounts. In addition, Investors will avoid receiving tax reporting on potentially late Schedule K-1s and, for tax-exempt Investors, realization of UBTI.

Investment Philosophy

Registered investment companies, such as mutual funds and the Fund, generally are subject to significant regulatory restrictions with respect to selling securities short and using leverage and derivatives. The Investment Funds generally are not subject to the same investment restrictions as the Fund, and generally are subject to few investment limitations, including investment limitations under the 1940 Act or the Code. The Fund and, indirectly, Investors are not entitled to the protections of the 1940 Act with respect to the Investment Funds. The Fund, however, is regulated under the 1940 Act, and Investors are entitled to the protections of the 1940 Act.

The Adviser believes that the Fund's investment program will provide Investors with opportunities to participate in alternative investment strategies that may earn attractive risk-adjusted returns. In addition, by investing in Investment Funds represented on the Morgan Stanley Platform, the Fund seeks to benefit from the investment expertise, quality of risk management systems, operational programs, personnel, accounting practices and compliance programs that may be associated with an experienced private capital vetting process undertaken by a private wealth management firm with a strong reputation and significant resources. The Adviser believes that the Fund will benefit from the Adviser's ability to focus more closely on the investment opportunities and strengths offered, and the risks presented, by each private fund represented on the Morgan Stanley Platform.

Investment Strategies

The principal elements of the Adviser's investment strategy include: (i) seeking promising investment opportunities from among the Investment Funds represented on the Morgan Stanley Platform; (ii) allocating the Fund's assets to Investment Funds and Co-Investments across private market segments; and (iii) seeking to manage risk through ongoing monitoring of the Fund's portfolio.

•	Access. The Fund seeks to provide Investors with access to Investment Funds represented on the Morgan Stanley Platform that generally are unavailable to the investing public. In addition, the Morgan Stanley Platform may make available to the Fund certain Co-Investment opportunities that are made available to it arising out of investments made across its platform.

•	Asset Allocation. The Adviser seeks diversification of the Fund's investments through exposure to different markets and investment types, and primarily among Primary Investments and Co-Investments. The Adviser will seek to identify attractive sponsors whose funds are available to high net worth Morgan Stanley clients, and will conduct due diligence regarding the Investment Fund Manager, its track record and the investment opportunity.

•	Risk Management. The long-term nature of private capital investments requires a commitment to ongoing risk management. In addition to the risk management and due diligence processes of the Adviser, the Fund may benefit by investing in Investment Funds represented on the Morgan Stanley Platform given its investment expertise, quality of risk management systems and experienced private capital vetting process. The Adviser will monitor the performance of

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Investment Funds and developments at individual Portfolio Companies that represent material positions in Investment Funds held by the Fund (or held through Co-Investments).

The Fund seeks to provide investors with attractive long-term capital appreciation by investing in a diversified portfolio of Investment Funds. In pursuing its investment objective, the Fund will seek to allocate the Fund's assets across Investment Funds representing a broad spectrum of asset classes and private investment strategies, including, but not limited to:

Buyout. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyouts attempt to create value by improving management or operations, driving strategic outcomes (such as a merger or acquisition) and/or utilizing leverage, and represent a substantial majority of the capital deployed in the private equity market.

Buyouts are characterized by the use of equity and debt to acquire established companies across a wide range of industries. Typically, private equity firms supply equity capital and arrange for other financial firms (e.g., banks, lending institutions, mezzanine providers) to provide debt and debt-related financing. Often, the assets of the company being acquired are used as collateral. Returns are typically generated through a combination of revenue growth (both organic and through add-on acquisitions) and margin improvement and are enhanced by the leverage in the capital structure. The buyout landscape can be segmented a number of different ways including by fund size, company size, geography and sector specialization.

The small and mid-cap buyout market is the largest (by fund number) and most dynamic area within private equity, primarily due to the vast investment opportunity set in that market. In the small and mid-cap market segment, there are hundreds of thousands of privately owned businesses around the globe suitable for investment or acquisition. Small and mid-cap buyout funds are highly segmented by geography, strategy, industry focus and size and there are numerous manager formations and spinoffs in any given year. In addition, small and mid-cap fund managers tend to be relatively nimble and flexible, and may be well situated to navigate the current marketplace and produce attractive returns.

The large-cap buyout market consists of a moderate number of institutional fund managers that tend to have enormous resources, a large number of investment professionals and operational staff and a significant global presence. Generally, the substantial amount of capital that has been allocated to these fund managers is the result of their historic ability to outperform their peers and generate highly attractive risk-adjusted returns. These funds tend to employ large staffs of highly sophisticated investors and some of the most talented and well-known names within the private equity industry.

Growth Equity and Venture Capital. Growth equity strategies typically involve non-control equity investments in companies with high growth potential that are in need of expansion capital.

Growth equity funds pursue growth capital investments in companies that typically have established business models and generate revenue, but need capital to help facilitate growth as they have not yet generated positive cash flows or positive net income. Growth equity often is used by businesses to conduct geographic, product line or facilities expansion, as well as for working capital. Growth equity investments are represented by opportunities that are beyond the scope of traditional venture capital funds, but still focus on smaller, less mature companies that have strong growth potential and can benefit from both capital and professional guidance. Growth equity investments are usually minority investments that come with significant structural protection and often represent the first institutional capital raised by such companies. In many cases these investments are non-control, but may come with additional governance rights or structural protections. Returns are largely generated based on the growth of

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revenues and profitability and the increased attractiveness a larger operation often has to potential acquirers. There tends to be little or no reliance on leverage in growth equity strategies.

Venture capital investments typically target newer businesses, often emerging companies in the early to late startup stages, with higher growth potential and risk, often in the technology and healthcare industries. Venture capital funds typically finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors. Venture capital is typically used to facilitate the development and commercialization of underlying technology and business ideas in companies that have not achieved profitability or, in the earliest stages, revenues. Returns are largely generated based on the success of commercialization and the extent to which sustained profitable growth is achieved.

Private Credit. Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including but not limited to, first and second lien senior secured loans, unitranche debt, mezzanine debt, unsecured debt and structurally subordinated instruments. While these strategies, which include special situations investments (including distressed investments), typically focus on originated or secondary purchases of fixed-income senior or subordinated credits of companies, they also may include certain equity features, such as warrants, options, common or preferred stock depending on the strategy of the investor and the financing requirements of the company or asset. Distressed investing encompasses a broad range of strategies including control and non-control distressed debt, operational turnarounds and "rescue" financings.

Loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer's cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company's debt obligations. The companies in which Investment Funds invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies. Additionally, the loans in which Investment Funds invest may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics and may carry a greater risk with respect to a borrower's capacity to pay interest and repay principal.

Special situations, or distressed-oriented investing, encompasses a broad range of strategies including distressed debt (control), distressed debt (non-control), distressed financial assets, operational turnarounds, "rescue" financings and high yielding credit-oriented strategies. These strategies vary in terms of level of control. Control oriented distressed strategies typically involve the acquisition of an influential or controlling stake in an operationally or financially troubled company through the purchase of that company's debt or equity securities. Non-control oriented distressed strategies typically involve the acquisition of securities determined to be undervalued with returns generated from an increase in the value of those securities. The supply of distressed-oriented opportunities generally is greatest during and after market dislocations and economic downturns.

No guarantee or representation is made that the investment program of the Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve its investment objective. The Adviser also may invest the Fund's assets in Investment Funds that engage in investment strategies other than those described in this Confidential Memorandum, and may sell the Fund's portfolio holdings at any time.

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Investment Selection

In the final step of the investment process, the Adviser seeks to invest the Fund's capital in what it believes to be attractive investment opportunities. Primary Investments are sourced through the Morgan Stanley Platform, and then individually evaluated by the Adviser's and its affiliates' investment professionals using its selection process. See "—Due Diligence." As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks and peer analysis, current information from the Adviser's private investments, and against each other.

Due Diligence

The Adviser and its personnel use a range of resources to diligence promising investment opportunities represented on the Morgan Stanley Platform. The Adviser's diligence process focuses on risk management, investment and operational diligence. The Adviser selects investment strategies and Investment Funds on the basis of availability, and various qualitative and quantitative criteria, including: the Adviser's analysis of actual and projected cash flows and past performance of Investment Fund Managers during various time periods and market cycles; loss rates and hit rates; performance of prior funds versus peers; and the Investment Fund Managers' reputation, experience, expertise, opportunity set, anticipated returns and adherence to investment philosophy. After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser seeks to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are also considered.

The Adviser and its personnel will use a range of sources to identify, evaluate, select and monitor investments for the Fund. The Adviser's investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationship with Morgan Stanley. The Adviser's investment committee is responsible for portfolio allocation and for final investment decisions.

The initial screening process for investment opportunities is typically based on a review of offering documents or an introductory meeting for Primary Investments. Due diligence focuses on both investment and operational due diligence.

During its diligence process, the Adviser reviews the Investment Funds' offering documents, due diligence materials, and other available information regarding the Investment Fund Manager, and may conduct interviews with senior personnel of Investment Fund Managers. The Adviser seeks to communicate with Investment Fund Managers and other personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of private capital, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser analyzes risk and performance; participates in periodic onsite visits; reviews audited and unaudited reports; monitors turnover in key personnel and changes in policies; and reviews valuation and historical cash flows. In performing some of its due diligence activities, the Adviser will be required to rely on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Adviser will be accurate or will be provided on a timely basis or in the manner requested.

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The conclusions of due diligence reviews are documented. The Adviser's investment committee may decline the opportunity, request additional information, or approve subject to tax and legal due diligence. Tax issues and legal terms of the investment are considered.

Portfolio Construction

The Adviser intends to manage the Fund's portfolio with a view towards seeking attractive, risk-adjusted returns. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future capital calls and distributions from investments. The Fund may sell Investment Funds, and any other portfolio holdings, in the secondary market at any time.

The Adviser intends to use certain techniques to reduce the risk associated with the Fund's investments. These techniques may include, without limitation, diversifying the Fund's portfolio by asset class (e.g., private equity and debt), area of investment (e.g., geographies, sectors and industries), investment strategy and Investment Manager.

The Adviser, consistent with the Fund's investment strategy of emphasizing allocations to Primary Investments, seeks to allocate Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser's assessment of the potential risks and returns of various investment strategies that the Investment Funds utilize as well as expected cash flows of such strategies. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. The currency denomination of an Investment Fund may be another factor for consideration. The Adviser seeks to invest the Fund's assets in Investment Funds whose expected risk-adjusted returns are deemed attractive.

The Fund is a "non-diversified" fund under the 1940 Act. The Adviser believes, however, that the Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies to diminish the impact on the Fund of any one Investment Fund's losses or poor returns. There is no guarantee that the Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.

Generally, the Adviser seeks to limit the Fund's investment in any one Investment Fund and any one Investment Fund Manager to no more than 20% and 40% of the Fund's total capital commitments, respectively (measured at the time of investment). In addition, the Fund's investment in any one Investment Fund generally is limited to no more than 25% of the Investment Fund's economic interests and less than 5% of the Investment Fund's voting securities (measured at the time of investment). Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment. Not more than 20% of the Fund's total capital commitments will be invested in Co-Investments, and not more than 5% of the Fund's total capital commitments will be invested in any one Co-Investment. This limitation does not apply, however, to investments in Investment Funds that are pursuing a Co-Investment strategy. The Fund may depart from the aforementioned investment restrictions during the 12-month period following the Initial Closing. The Fund does not intend to make secondary investments other than through Investment Funds that focus on making secondary investments.

There can be no assurance that the Fund's investment program will be successful, or that the Fund's portfolio design and risk management strategies will be successful. Prospective investors should

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refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under "Types of Investments and Related Risk Factors."

THE OFFERING

Description of Units

The Fund is a limited liability company organized under the laws of the state of Delaware. The Fund is authorized to issue an unlimited number of Units, which, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Each Unit has one vote at all meetings of Investors. Each Investor will have the right to cast a number of votes based on the net asset value of such Investor's Units at any meeting of Investors called by the Board or Investors holding at least one-third of the total number of votes eligible to be cast by all Investors. On each matter submitted to a vote of Investors, all Units shall vote as a single class. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

All Units are equal as to dividends, assets and voting privileges and have no preemptive or other subscription rights or exchange privileges. The Fund will send periodic reports (including financial statements) to all Investors. The Fund does not intend to hold annual meetings of Investors. Investors are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Units are not available in certificated form. With very limited exceptions, Units are not transferable.

In general, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Units. Any change in the Fund's fundamental policies (meaning those denominated as such) may also be authorized by the vote of (a) 67% or more of the voting securities present at an Investors' meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Investor Commitments and Drawdowns

The minimum Commitment to the Fund will be $50,000, which minimum may be reduced by the Fund in the sole discretion of the Adviser.

The Fund has not fully identified the potential investments that ultimately will be made with Investors' Commitments. A portion of an Investor's Commitment will be due immediately upon the closing of the Investor's initial investment in the Fund, and the balance will be drawn down over time as the Fund makes investments and to fund other ongoing and additional obligations of the Fund (e.g., capital commitments called by Investment Funds) and Co-Investments. The Fund will invest in Investment Funds as Investor Commitments are drawn. Investor Commitments may be drawn down at any time by the Fund making a capital call generally upon at least ten (10) business days' prior written notice (including by email) to the Investor or the Investor's designee, with a copy to the Investor's financial advisor. Although there is no set schedule for calling capital, it is estimated that capital calls will be scheduled in the following manner (subject to the Fund's discretion to call capital at different times and in different amounts, and to draw down Investor Commitments at any time):

Year 1: 20%

Year 2: 25%

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Year 3: 25%

Year 4: 15%

This schedule is subject to change, including as the result of Investment Fund capital call and distribution activity. The Fund may accelerate or extend the estimated schedule or extend any capital call, or may determine not to draw the full amount of an Investor's total Commitment. Any amounts drawn (except for cash reserved to cover Fund expenses) generally will be committed within approximately three months of the drawdown date. Units will be issued to Investors each time capital is contributed to the Fund by Investors at the then net asset value of the Fund. If a capital call is not timely made by an Investor by the specified date in the written notice, the Investor may be charged interest at an annual rate of 8.0% of the amount of the Investor's capital call up until the date the capital call is actually made, and will be in the form of an additional "make-up" payment.

Each Investor understands that by agreeing to invest in the Fund, the Investor is making an irrevocable commitment to the Fund of the entire amount of the Commitment, which will be drawn down over time. Even though not all of an Investor's Commitment will be due immediately, Investors are committing to make funds available within the time designated by each capital call.

Should an Investor default on a Commitment, and fail to cure such default within five (5) business days after notice, the Fund may, in the Adviser's sole discretion, charge such Defaulting Investor with the expenses and losses incurred by the Fund resulting from the sale of positions due to the default of such Investor. In addition, the Fund may, in the Adviser's sole discretion, take other actions with respect to Defaulting Investors, including without limitation: (i) borrow funds to cover defaulted capital calls, at a rate established with a third-party lender or using the Fund's internal capital at a rate of 8.0% per annum, and causing Defaulting Investors to bear the interest and other costs associated with such borrowing in the form of a "make-up" payment; (ii) exclude Defaulting Investors from participating in future capital calls and/or investments made by the Fund; (iii) require Defaulting Investors to immediately pay to the Fund the entire amount of their uncalled Commitment; and/or (iv) reduce, as liquidated damages for the default, Defaulting Investors' investments in the Fund by an amount equal to 10% of Defaulting Investors' total Commitments, and make corresponding reductions to the number of Defaulting Investors' Units and in Defaulting Investors' rights to receive distributions and allocations. The amount by which a Defaulting Investor's investment in the Fund is reduced shall be retained as assets of the Fund for the benefit of all Investors.

Purchase Procedures

Units will be offered only to Eligible Investors. This means that to purchase Units of the Fund, a prospective Investor will be required to certify that the Units are being acquired by an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. An "accredited investor" includes, among other Investors: (i) a natural person who has a net worth (or a joint net worth with that person's spouse) of more than $1 million; and (ii) certain legal entities with total assets exceeding $5 million. In calculating "net worth," a prospective Investor must: (i) exclude the fair market value of its primary residence; (ii) count as a liability any indebtedness secured by its primary residence in excess of its fair market value; and (iii) count as a liability any indebtedness secured by its primary residence in the 60 days prior to subscribing for Units, unless such indebtedness was incurred as a result of the acquisition of the Investor's primary residence. The criteria for qualifying as an "accredited investor" are set forth in the Investor Application. Certain Sub-Placement Agents may impose stricter Investor eligibility requirements. For example, certain Sub-Placement Agents may determine to sell Units to natural persons that qualify as "accredited investors" under only Rule 501(a)(5) of Regulation D (the net worth test), rather than under both Rule 501(a)(5) and Rule 501(a)(6) (the income test).

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Each prospective Investor must submit a completed Investor Application acceptable to the Adviser, certifying, among other things, that the Investor is an Eligible Investor and will not transfer the Units purchased except in the limited circumstances permitted. Prior to the receipt and acceptance of the Investor Application, an Investor's funds will be held in escrow. The Fund will advise each Investor promptly of the Fund's acceptance of an offer to subscribe for Units. If an Investor Application is not accepted by the Fund by a Closing Date, the subscription will not be accepted at such Closing Date and will be returned to the prospective Investor or held until the next Closing Date, if any. The acceptance or rejection of any subscription is solely at the discretion of the Adviser, and no reasons need be given for the rejection of any subscription.

The Initial Closing currently is anticipated to be on or about [_______________], 2017, but may occur on such later date as the Adviser may determine in its sole discretion. The Fund's Units will be offered at an initial price of $10 per Unit. Subsequent to the Initial Closing, the Fund may offer Units at one or more closings, which may occur over a period of up to six months following the Initial Closing.

Investors may be charged a sales load up to a maximum of 3.0% of their total Commitment. The sales load will be in addition to an Investor's Commitment, and not deducted therefrom. The Fund and/or a Sub-Placement Agent may, in its discretion, waive the placement fee for certain Investors.

In addition to the placement of Units through the Placement Agent or a Sub-Placement Agent, the Fund itself may also accept offers to purchase Units that it receives directly from certain Investors, including, but not limited to, employees, members or directors of the Adviser and its affiliates, and attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families. The Fund is not obligated to sell to a broker or dealer any Units, including those that have not been placed with Eligible Investors.

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each Investor. As a result, Investors will need to provide the name, address, date of birth, and other identifying information about the Investors. If an Investor's identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

General Risks

Investment Risk. All investments risk the loss of capital. The value of the Fund's total net assets should be expected to fluctuate. To the extent that the Fund's portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund's use of leverage is likely to cause the Fund's average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Investor's entire investment may be lost. No assurance can be given that the Fund's investment objective will be achieved. The Fund's performance depends upon the Adviser's selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds' investment activities involve the risks associated with private capital investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of Portfolio Companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses,

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environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Funds. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds' investment programs, investment strategies and investment decisions will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; (iv) the Fund's investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund.

All investments made by the Investment Funds risk the loss of capital. The Investment Funds' results may vary substantially over time.

Limited Operating History. The Fund will have a limited or no performance history that Investors can use to evaluate the Fund's investment performance. In addition, substantially all of the Investment Funds will be newly organized and have limited or no operating histories upon which to evaluate their performance; the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited. Moreover, even to the extent an Investment Fund has a longer operating history, the past investment performance of any of the Fund's investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.

Unspecified Investments; Dependence on the Adviser. The Adviser has complete discretion to select the Investments Funds as opportunities arise. The Fund, and, accordingly, Investors, must rely upon the ability of the Adviser to identify and implement investments consistent with the Fund's investment objective. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser. The Adviser has the authority and responsibility for asset allocation, the selection of Fund's investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Investors will have no right or power to participate in the management or control of the Fund, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve its investment objectives. The Fund is organized to provide Investors access to a multi-strategy investment program and not an indirect way for investors to gain access to any particular Investment Fund.

Limitations on Transfer and Withdrawals; Units Not Listed; No Market for Units. The transferability of Units is subject to substantial restrictions contained in the LLC Agreement, as amended or supplemented, and is affected by restrictions imposed under applicable securities laws. Withdrawals of capital or profits will not generally be permitted, except to the extent required to comply with applicable laws. No Investor may withdraw from the Fund without the prior written consent of the Adviser, which may be withheld in the Adviser's sole discretion. In certain circumstances, as set forth in the LLC Agreement, an Investor may be required to withdraw entirely from the Fund.

Units are not traded on any securities exchange or any public or other market. No market currently exists for the Fund's Units. Consequently, Units should only be acquired by Investors able to commit their funds for an indefinite period of time.

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Secondary liquidity mechanisms and alternative trading system platforms are continuing to develop and evolve, and a secondary market for the Fund's Units may develop in the future. If such a platform or market were to develop, the Fund's Units could be available for secondary purchases and sales. In March 2017, NASDAQ Private Market ("NPM") announced the launch of Alternatives, a new business line designed to address liquidity challenges presented by alternative investment funds, which will support secondary liquidity for private equity feeder funds and funds registered under the 1940 Act. There can be no assurance that any secondary trading platform or market, including the one contemplated by NPM, will develop, or that Units of the Fund would be available for secondary transactions. Any secondary trading platform or market may result in the Fund's Units being purchased or sold at a price above or below the Fund's net asset value, and any Investor selling its Units may lose money on the Investor's investment in the Fund.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed for long-term investors. An Investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Investors do not have the right to require the Fund to redeem their Units during the life of the Fund, and the Fund will not provide liquidity to Investors, through periodic written tender offers or otherwise.

Distributions In-Kind. The Adviser expects in most instances to cause the Fund to make distributions in cash, but retains the discretion to make distributions of securities in kind to the extent permitted under applicable law. There can be no assurance that securities distributed in kind will be readily marketable or salable, and Investors may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities. If the Fund ultimately receives distributions in kind indirectly from any of the Investment Funds, it may incur additional costs and risks in connection with the disposition of such assets or may distribute such assets in kind to the Investors who may incur such costs and risks.

Borrowing. The Fund may borrow money in connection with its investment activities—i.e., the Fund may utilize leverage. The Fund also may borrow money to pay expenses in advance of, or in addition to, calling capital, and to manage its cash flow needs associated with calling Investor Commitments, satisfying capital calls, managing distributions to Investors and paying ongoing expenses. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments in Investment Funds at inopportune times, which may further depress returns. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Legal and Regulatory Risks. Legal and regulatory changes that could occur during the life of the Fund may substantially affect private funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens and costs on the Fund and the Adviser, including,

37

without limitation, responding to examinations or investigations and implementing new policies and procedures.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was signed into law in July 2010, was intended to establish financial oversight standards and has resulted in significant revisions to the U.S. financial regulatory framework. Among other things, the Dodd-Frank Act grants regulatory authorities, such as the Commodity Futures Trading Commission and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. Many provisions of the Dodd-Frank Act have been implemented through regulatory rulemakings and similar processes, and many other provisions will continue to be implemented over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict and may be adverse, as it is unclear whether the aforementioned regulatory authorities will undertake rulemaking or supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Direct and indirect changes from the Dodd-Frank Act and follow-on regulation have occurred and may continue to occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund and the Investment Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Investment Funds to achieve their investment objectives. In addition, greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

In November 2016, the U.S. held its presidential election and elected Donald Trump, the Republican Party nominee. The Republican Party now controls both the executive and legislative branches of government, which increases the likelihood that legislation will be adopted implementing the policies of the Trump administration. President Trump has made statements suggesting he may seek to adopt legislation that could significantly affect the regulation of United States financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and the FSOC, and renewed proposals to separate banks' commercial and investment banking activities. President Trump also has stated he would cause the United States to withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. The Adviser cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the U.S. Such actions could have an adverse effect on the Fund.

Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. An Investor in the Fund will bear a portion of the Management Fee and other expenses of the Fund. In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund will also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Investment Funds. To the extent that the Fund invests in an investment fund that is a "fund-of-funds," the Fund will bear a third layer of fees and expenses. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund's overall returns are negative. The operating expenses of an Investment Fund may include, but are not

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limited to, organizational and offering expenses; the cost of investments; administrative, legal and internal and external accounting fees; other limited third-party diligence-related expenses, such as background checks; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.

Investments in Non-Voting Stock; Inability to Vote. The Fund intends to hold its interests in the Investment Funds in non-voting form in order to avoid becoming (i) an "affiliated person" of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Fund generally will seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote Investment Fund securities, the Fund will not be able to vote on matters that may be adverse to the Fund's interests. As a result, the Fund's influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors. The waiver arrangement should benefit the Fund, as it will enable the Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an "affiliate" of the Investment Fund within the meaning of the 1940 Act.

Non-Diversified Status. The Fund is a "non-diversified" investment companies for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund's net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Fund generally will not, however, invest more than 25% of its gross assets (measured at the time of purchase) in any one Investment Fund.

Realization of Investments. In the event that an Investment Fund does not terminate within a timeframe consistent with the Fund's expectations (i.e., approximately 10 to 12 years after the Final Closing), the final distribution of Fund assets to Investors and the winding up and dissolution of the Fund may be delayed. The Fund may sell, distribute or otherwise dispose of its investment in such Investment Fund; however, the price obtained may be less than that which could have been obtained if the investment was held for a longer period of time. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Illiquid and Long-Term Investments. An investment in the Fund requires a long-term commitment. Although the Portfolio Companies of the Investment Funds invested in by the Fund may occasionally generate some current income, return of capital and the realization of gains, if any, from such Portfolio Company generally will occur only upon partial or complete sale or other disposition of such Portfolio Company. While one or more of these transactions may occur at any time with respect to a given Portfolio Company, sale or other disposition of a Portfolio Company of an Investment Fund is generally not expected to occur for a number of years (in most instances two to four years, or longer) after the initial investment is made.

Need for Follow-On Investments. Following its initial investment in a given Portfolio Company, an Investment Fund may decide to provide additional funds to such Portfolio Company or may have the opportunity to increase its investment in a successful Portfolio Company. There is no assurance that an Investment Fund will make follow-on investments or that an Investment Fund will have sufficient funds to make all or any of such investments. Any decision by an Investment Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a Portfolio Company in need of such an investment, (ii) result in a lost opportunity for an Investment Fund

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to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

Default. Typically, the Fund will not be required to contribute the full amount of its commitment to an Investment Fund at the time of its admission to the Investment Fund. Instead, the Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by the Investment Fund. If the Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including potentially, the complete forfeiture of the Fund's investment in the Investment Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) cause the Fund and Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Fund's investment in an Investment Fund), or (iv) otherwise impair the value of the Fund's investments.

Similarly, Investors will not be required to contribute the full amount of their Commitments to the Fund at the time of their admission. Investors will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Fund. Unlike the Investment Funds, the Fund will have limited recourse in retrieving un-drawn Commitments in the instance that an Investor defaults on a Commitment. An Investor that defaults on its Commitment to the Fund may cause the Fund to, in-turn, default on its commitment to an Investment Fund. Thus the Fund, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Fund's investment in an Investment Fund). While the Adviser may take steps to limit this risk, there is no guarantee that such measures will be sufficient or successful.

Other Termination of the Fund's Investment in an Investment Fund. An Investment Fund may terminate the Fund's investment in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Investment Fund were to determine that continued participation of the Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets.

Recall of Distributions. The Fund may be subject to terms of the Investment Funds which permit the recall of distributions to meet Investment Fund obligations. In the event funds are recalled for this purpose, the Fund may call Commitments from Investors.

Risk of Dilution. Investors that are admitted after the Initial Closing will be required to pay a "make-up" amount to the Fund. Such newly admitted Investors will participate in existing Fund investments and will therefore dilute or reduce the level of Investors' participation in those investments.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Fund's Units are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Nature of Portfolio Companies. The Investment Funds will include direct and indirect investments in various Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management or a proven market for their products. The Fund's investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may

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depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in Portfolio Companies with small- to medium-sized market capitalizations. While such investments may provide significant potential for appreciation, they may also involve higher risks than do investments in securities of larger companies. For example, the risk of bankruptcy or insolvency is higher than for larger, "blue-chip" companies.

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. Some Investment Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Currency Risk. Investment Funds will make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund's net asset value. The Adviser generally will not hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Risks Relating to Accounting, Auditing and Financial Reporting, etc. Certain of the Investment Funds may be invested in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Valuation of the Fund's Investments in Investment Funds. The valuation of the Fund's investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Funds on a quarterly basis. A large percentage of the securities in which the Investment Funds invest will not have a readily ascertainable market price and will be valued by the Investment Fund. In this regard, an Investment Fund may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund's compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds' policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in

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hindsight to have been wrong, potentially by significant amounts. The Adviser has established a committee (the "Valuation Committee") to oversee the valuation of the Fund's investments pursuant to procedures adopted by the Board. Moreover, neither the Valuation Committee nor the Adviser generally will have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Investment Fund.

An Investment Fund's information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Fund to sell its interests in such an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund's valuations of such interests could remain subject to such fraud or error, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Fund if the Investment Fund Manager's, the Adviser's or the Fund's judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Indemnification of Investment Funds, Investment Fund Managers and Others. The Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected.

General Risks of Co-Investments. Co-Investments are typically made alongside Investment Funds (or their sponsors), and are usually structured such that the Investment Funds (or their sponsors) and any lead co-investors collectively hold a controlling interest in the operating company. While the Adviser will conduct due diligence prior to the Fund entering into a Co-Investment, the Fund's ability to realize an investment gain with respect to such investments generally will be reliant on the expertise of the lead investor in the transaction. To the extent that any lead investor assumes control of the management of the operating company, the Fund generally will be reliant not only upon the lead investor's ability to research, analyze, negotiate and monitor such investments, but also upon its ability to successfully manage and oversee the operation of the company's business. The Fund's ability to dispose of Co-Investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Fund to sell such investment. The market for Co-Investments is competitive and may be limited, and the Co-Investments to which the Fund wishes to allocate assets may not be available at any given time. Co-Investments may be heavily negotiated and, therefore, the Fund may incur additional legal and transaction costs in connection therewith.

Registered Investment Companies. From time to time, pending investment of Investor Commitments and for other general cash management purposes, the Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund's investment objective and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one registered investment company. These restrictions are applicable to the

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Fund as well. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Certain Risks Associated with Underlying Investments

Private Equity Investments. Private equity is a common term for long-term, illiquid investments that are typically made in non-public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity to obtain the required financing.

Primary Investments that employ private equity strategies typically exhibit a value development pattern, commonly known as the "J-curve," in which the Investment Fund's net asset value typically declines moderately during the early years of the Investment Fund's life as investment-related fees and expenses are incurred before investment gains have been realized. As the Investment Fund matures and Portfolio Companies are "exited" through a private sale, an initial public offering (IPO) or a recapitalization, the pattern typically reverses with increasing net asset value and distributions to fund investors. There can be no assurance, however, that any or all Primary Investments made by the Fund will exhibit this pattern of investment development. Primary Investments are usually 10 to 12 years in duration, while underlying investments in Portfolio Companies generally have a four to seven year duration.

Buyout. Buyout transactions may require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs, and limit their flexibility to respond to changing business and economic conditions and to business opportunities. A company's use of leverage is likely to cause its income and net assets to increase or decrease at a greater rate than if leverage were not used. Although these investments may offer the opportunity for significant gains, buyout investments involve a high degree of business and financial risk that can result in substantial losses.

Growth Equity. Growth equity investments generally are designed to facilitate the accelerated growth of early-stage companies with high growth potential by expanding operations, developing new products or entering new markets, restructuring operations or consummating strategic transactions. Early-stage companies typically do not have a proven operating history; do not have viable, developed market-ready products; operate at a loss or have an otherwise weak financial condition; are engaged in rapidly changing businesses; or require substantial additional capital. In addition, companies in which growth equity investments are made may have less developed and comprehensive internal operating procedures, policies, systems and controls than more mature companies.

Venture Capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or

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implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in companies that may be at a later stage of development.

Debt Investments. Investment Funds may invest in debt securities and obligations. Such investments, by the nature of their issuers' leveraged capital structures, will involve a high degree of financial risk. Debt securities may be unsecured and/or subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. In addition, these securities may not be protected by financial covenants or limitations upon additional indebtedness, and may have limited liquidity. Debt securities are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a "fraudulent conveyance," (ii) so-called "lender liability" claims by the issuer of the obligations and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. A debt security or obligation may also be subject to prepayment or redemption at the option of the issuer. In addition, debt investments may be issued in connection with leveraged acquisitions or recapitalizations, in which the issuer incurs a substantially higher amount of indebtedness than the level at which it had previously operated.

Private Credit. Private credit strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Private credit investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

Mezzanine Loans. An Investment Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Special Situations. Investment Funds that pursue special situations strategies invest in Portfolio Companies that may be in transition, out of favor, financially leveraged or otherwise troubled, and may be or have recently been involved in strategic actions, restructurings, bankruptcies, reorganizations or liquidations. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. While the securities of such companies are likely to be particularly risky, they may offer very attractive reward opportunities. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular

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industry or specific developments within such companies. Such investments could, in certain circumstances, subject an Investment Fund to certain additional potential liabilities. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments by such companies to the Fund could be required to be returned if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. Numerous other risks also arise in the workout and bankruptcy contexts. In addition, there is no minimum credit standard that is a prerequisite to an Investment Fund's investment in any instrument, and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade.

Defaulted Debt Securities and Other Securities of Distressed Companies. Investment Funds may invest in low grade or unrated debt securities (i.e., "high yield" or "junk" bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Loans to Private Companies. Investment Funds may invest in loans to private and middle market companies, which involve a number of risks:

•	these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;

•	these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

•	there may not be much information publicly available about these companies, and such information may not be reliable; and

•	these companies are more likely to depend on the leadership and management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies' ability to meet their obligations.

Sector Focus. An Investment Fund may focus its investments on a particular industry or sector, including, but not limited to, energy, utilities, technology, life sciences and healthcare and financial services. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with any such industry or sector focus. As a result,

45

such an Investment Fund, and thus the Fund, may be subject to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

Energy and Utilities Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, change in demand, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. An Investment Fund may invest in Portfolio Companies in the utilities sector, thereby exposing the Investment Fund to risks associated with this sector. Rates charged by traditional regulated utility companies generally are subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies' earnings and dividends when costs are rising.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, such companies are strongly affected by the volatile technology market, worldwide technological developments and advancements, rapidly changing market conditions, new competing products and companies, changing consumer preferences and short product life cycles. The products manufactured and services offered by technology companies may not be economically successful, or may quickly become outdated.

Life Sciences and Healthcare Sectors. Investment Funds may invest in companies within the life sciences and healthcare sectors. Companies within these sectors may be subject particular investment risks, and investments in such companies may pose a higher risk of loss and higher volatility than investments in other market sectors, due to certain factors, including, but not limited to: (i) dependence on obtaining governmental approvals, which may be a lengthy and costly process; (ii) shifting regulatory frameworks; (iii) the rapid pace of development, which may result in products or services becoming obsolete or having short product cycles; (iv) the need to obtain patents or other intellectual property; (v) dependence on reimbursement from third-parties; (vi) governmental efforts to reform regulations applicable to the costs of services and products; and (vii) the dependence on one product under development, despite the fact that there can be no assurance of obtaining the requisite approvals for marketing and sale to the public. If a company is unable to address these risks successfully, the company may experience significant adverse effects, which could negatively affect the performance of the applicable Investment Fund and, in turn, the Fund.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. Periods of high volatility in the financial markets, such as that experienced in and around 2008 during the global financial crisis, can negatively affect financial services companies and cause their values to decline.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:

Incentive Allocation Arrangements. Each Investment Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 10-20% of the net profits earned by the Investment Fund that it manages, typically subject to a preferred return and a clawback. These performance incentives may create an incentive for the Investment Fund Managers to make investments

46

that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest or incentive allocation.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions, and may also be affected by the prevailing regulatory or political climate. No assurance can be given that the Adviser will be able to identify and complete attractive investments, or that it will be able to invest fully total Investor Commitments. Other investment vehicles managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser will allocate equitably, in accordance with its allocation policy, between the Fund and such other investment vehicles any available investment opportunities that may be appropriate for the Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund's investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Fund's or the Investment Fund's ability to buy or sell securities of the issuer.

Recourse to the Fund's Assets. The Fund's assets are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may direct at net asset value a forced sale of Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Investor; (ii) ownership of the Units by the Investor or other person likely will cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences; (iv) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (v) the Investor is subject to special regulatory or compliance

47

requirements, and the Fund determines that the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Units; or (vi) the Fund or the Board determines that the redemption of the Units would be in the interest of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Fund may make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of Portfolio Companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund's assets were invested more broadly among Investment Funds pursuing various investment strategies.

Sub-Placement Agent Risk. Morgan Stanley is expected to act as the primary Sub-Placement Agent for the Fund. In addition, Morgan Stanley currently acts as, and is expected to act as, placement agent for the Investment Funds in which the Fund will invest, and will earn fees for providing placement and other ongoing services to such Investment Funds. These fees will be in addition to any Distribution and Servicing Fee paid by the Placement Agent to Morgan Stanley, the sales load to be paid by Investors to Morgan Stanley and any other compensation that Morgan Stanley may receive in connection with the Fund's offering.

Generally, when a limited number of Sub-Placement Agents represent a large percentage of Investors, actions recommended by Sub-Placement Agents may result in significant and undesirable variability. In light of the Fund's structure, those risks should not be present. However, it is possible that if a matter is put to a vote at a meeting of Investors, Morgan Stanley clients may vote as a block, if so recommended by Morgan Stanley.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify, and has elected to be treated, as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. See "Certain U.S. Federal Income Tax Considerations—Qualification as a Regulated Investment Company."

Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the Investment Funds in which the Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest or the amount that may be invested in certain Investment Funds. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement of RIC qualification, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds. While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a sale of an Investment Fund may limit utilization of this cure period. In certain cases, the

48

Fund may be afforded a longer cure period under applicable savings provisions. However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. If the Fund fails to qualify as a RIC, the Fund would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to Investors generally would be treated as corporate dividends. See "Certain U.S. Federal Income Tax Considerations—Failure to Qualify as a Regulated Investment Company." In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Investment Funds. If the Fund does not receive sufficient information from the Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income. The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period (i.e., a return of capital). See "Distribution Policy; Dividends," "Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company" and "Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Investors" for more information regarding the treatment of returns of capital.

In addition, the Fund may directly or indirectly invest in Investment Funds or Portfolio Companies located outside the United States. Such Investment Funds and Portfolio Companies may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments (including those described under the caption "Certain U.S. Federal Income Tax Considerations—Foreign Taxes") and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as "controlled foreign corporations" or "passive foreign investment companies" (see "Certain U.S. Federal Income Tax Considerations—Passive Foreign Investment Companies").

The Fund may invest in certain Investment Funds through a wholly-owned domestic entity that is taxable as a corporation for U.S. federal income tax purposes, particularly in cases where doing so would facilitate compliance with the RIC gross income test in relation to the income earned in respect of those Investment Funds. While using such corporate structure may expand the category of assets to which the Fund can gain investment exposure, the after-tax returns earned by the Fund (and, therefore, Investors) through such structure will be reduced on account of U.S. federal income taxes payable by the applicable corporate entity in respect of its net income.

Cybersecurity Risk. The Fund and its service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber-incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, Administrator, Placement Agent, Sub-Placement Agents, the Fund's custodian or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund's ability to calculate its net asset value; (iii) the inability of Investors to transact business with the Fund; (iv) violations of applicable privacy, data security or other laws; (v) regulatory fines and penalties; (vi) reputational damage; (vii) reimbursement or other compensation or remediation costs; (viii) legal fees; or (ix) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting underlying Investment Funds, governmental and other regulatory authorities, exchange and

49

other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

_____________________________________

The above discussions of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should read this entire Confidential Memorandum and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, or market conditions change or develop, an investment in the Fund may be subject to risk factors not described in this Confidential Memorandum.

In view of the risks noted above, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. No guarantee or representation is made that the investment program of the Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve its investment objective.

Investment Restrictions

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund are listed below. For the purposes of this Confidential Memorandum, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of Investors, duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

•	Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets, including the value of the assets purchased with the proceeds of its indebtedness).

•	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

•	Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

50

•	Invest in commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.

With respect to these investment restrictions, other than as respects borrowing, and other policies described in this Confidential Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The types of securities or investment techniques that may be employed by the Fund in accordance with the 1940 Act, which may give rise to senior securities within the meaning of the 1940 Act (among other reasons, to the extent they are not "covered," or assets are not "segregated" in respect of such securities or techniques, within the meaning of the 1940 Act) include: short sales, certain options, futures and forward and swap contracts.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding Units.

MANAGEMENT OF THE FUND

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Board. The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the LLC Agreement. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an "interested person" (as defined in the 1940 Act) of the Fund and not affiliated with the Adviser (the "Independent Directors") shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act and organized as a Delaware corporation who is not an "interested person" of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund, except within the scope of such Director's authority as delegated by the Board. The Board may delegate the management of the Fund's day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings and between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser's senior managerial and financial officers, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel. The Board's Audit Committee, which consists of all of the Fund's Directors who are Independent Directors, meets during its scheduled meetings, and, as appropriate, the chair of the Audit Committee maintains contact with the independent registered public accounting firm and Principal

51

Accounting Officer of the Fund. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as information regarding specific operational, compliance or investment areas, such as business continuity, valuation and investment research. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from counsel to the Fund or the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Fund's Board members be Independent Directors. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, [____] of the Fund's [____] Directors are Independent Directors. The Chairman of the Board, Mitchell A. Tanzman, is an interested person because of his affiliation with the Adviser. The appointment of Mr. Tanzman as Chairman reflects the Board's belief that his experience, familiarity with the day-to-day operations and access to individuals with responsibility for the Fund's management and operations will provide the Board with insight into the Fund's business and activities. His access to administrative support will also facilitate the efficient development of meeting agendas that address the Fund's business, legal and other needs and the orderly conduct of Board meetings. In addition the Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund.

The Independent Directors have designated a lead Independent Director, [_____________], who chairs meetings and executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. Additionally, the Fund's Directors, including the [____] Independent Directors, interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate and the Independent Directors have designated [_____________] to chair the Audit Committees, [_____________] to chair the Nominating Committee and [_____________] to chair the Contracts Review Committee. The Board each has determined that its leadership structure, in which [_____________] has been designated to lead all the Independent Directors, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Adviser provides to the Fund and potential conflicts of interest that could arise from this relationship; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Adviser; (iii) the Board's oversight role in management of the Fund; and (iv) the Board's size and the cooperative working relationship among the Independent Directors and among all Directors.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

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Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
[TO COME]
INTERESTED DIRECTORS
Mitchell A. Tanzman ([__]) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term — Indefinite Length—Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services' Alternative Investment Group (1998 - 2005) and Operating Committee Member of UBS Financial Services Inc. (2004 - 2005)	3	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis ([__]) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Principal Accounting Officer	Term — Indefinite Length—Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006; Executive Director of UBS Financial Services Inc. (2002 - 2006)	N/A	N/A
Seth L. Pearlstein ([__]) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chief Compliance Officer	Term — Indefinite Length—Since 2016	Chief Compliance Officer of Central Park Advisers, LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008 - 2014); previously, Associate General Counsel (2002 - 2007)	N/A	N/A

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Director possesses which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. Each Board member believes that collectively the Directors have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of Investors. Among the attributes common to all Directors is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board member believes that each member satisfies this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or securities), public service or academic positions; experience from service as a board member (including the Boards of other funds in the Fund Complex); and other life experiences. The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in the Board's meetings and interacts with the Adviser, and also may benefit from information provided by counsel to the Fund; both Board and Fund counsel have significant experience advising funds and fund

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board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

•	Mitchell A. Tanzman – In addition to serving as a Board member of each fund in the Central Park Group fund complex, Mr. Tanzman is a founding partner of Central Park Group and has over 25 years' experience in alternative investments, including fund-of-funds portfolio management. Mr. Tanzman serves as Chair of the Investment Committee of the Board of Trustees of Emory University, and is a member of its Executive Committee. He also is a contributing author of "Hedge Funds," edited by Lederman and Klein. Prior to forming Central Park Group in 2006, he served as Co-Head of UBS Financial Services Alternative Investment Group and was a member of that firm's Operating Committee. Before joining UBS, Mr. Tanzman worked in Oppenheimer & Co.'s asset management group, and ultimately co-managed the company's alternative investment department and was a member of the company's Management Committee. Mr. Tanzman began his career at Stroock & Stroock & Lavan LLP as an attorney specializing in investment companies and advisory services. Mr. Tanzman received his B.A. from Emory University and his J.D. from the University of Chicago Law School.

•	[TO COME]

The Directors serve on the Boards for terms of indefinite duration, subject to a mandatory retirement age of 75 years old, with exceptions to be made on a case by case basis. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Investors. The Directors may call a meeting of Investors to fill any vacancy in the position of a Director and must do so within 60 days after any date on which Directors who were elected by the Investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund but must convene a meeting of Investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

The only standing committees of the Boards are the Audit Committee, the Nominating Committee and the Contracts Review Committee. The current members of the Audit Committee are [____________________], constituting all of the Independent Directors. [__________] currently serves as the Chair of the Audit Committee. The function of the Fund's Audit Committee, pursuant to its adopted written charter, is: (i) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures; (ii) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, and the Fund's compliance with legal and regulatory requirements; and (iii) to approve, prior to appointment, the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications, independence and performance.

The current members of the Nominating Committee are [____________________], constituting all of the Independent Directors. [__________] currently serves as the Chair of the Nominating Committee. The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Directors of the Fund. The Nominating Committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in

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its charter, nominations of potential Directors made by Fund management and by Fund Investors who have sent to [______________], legal counsel for the Independent Directors, at [_________________], such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate.

The current members of the Contracts Review Committee are [____________________], constituting all of the Independent Directors. [__________] currently serves as the Chair of the Contracts Review Committee. The function of the Fund's Contracts Review Committee, pursuant to its adopted written charter, is to assist the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, and other applicable sections, rules and interpretative guidance related thereto, and to make recommendations to the Board regarding its annual consideration of the renewal of the Investment Advisory Agreement.

The following table sets forth the dollar range of ownership of equity securities of the Fund and other registered investment companies overseen by each Director within the Fund Complex, in each case as of December 31, 2016. The Directors are not required to invest in the Fund.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in the Fund Complex

[_____________]	[_____________]	[_____________]

[_____________]	[_____________]	[_____________]

Mitchell A. Tanzman	None	Over $100,000

As of December 31, 2016, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser, the Placement Agent, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Placement Agent.

Director Compensation

Name and Position with Fund	Aggregate Compensation from the Fund*	Total Compensation from Fund and Fund Complex Paid to Directors*

[_____________]	[_____________]	[____________] (__)**

[_____________]	[_____________]	[____________] (__)**

____________________

* Estimated for the fiscal year ending March 31, 2018.

** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund.

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The Independent Directors are paid by the Fund an annual retainer of $[_____], per meeting fees of $[_____], and $[_____] per telephonic meeting. [In addition, the Lead Independent Director and the Chair of the Audit Committee each receives an additional annual retainer of $[_____] per fund in the complex overseen by such person.] All Directors are reimbursed for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

Codes of Ethics

Each of the Fund and the Adviser has adopted a code of ethics under Rule 17j-1 under the 1940 Act (collectively the "Codes of Ethics"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons"). The Codes of Ethics permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Codes of Ethics, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102.

The Adviser

Central Park Advisers, LLC, a wholly owned subsidiary of Central Park Group, is registered as an investment adviser under the Advisers Act. Under the control of Mitchell Tanzman and Gregory Brousseau, the Adviser is an independent investment advisory firm specializing in the development and management of alternative investment offerings.

Founded in 2006, Central Park Group offers a broad range of investments managed by private equity, hedge fund, real estate and funds-of-funds sponsors. Central Park Group's founding partners have significant experience across the spectrum of alternative investments and traditional asset management. For over 25 years, they sourced, created, managed and distributed private capital funds, hedge funds, real estate opportunity funds, crossover funds and funds-of-funds that seek to offer clients attractive risk-adjusted performance in diverse strategies, asset classes and sectors, and have invested more than $13.5 billion in over 175 funds, including $2.75 billion in funds-of-funds and more than $3.5 billion in private capital access vehicles. In 1993, while at Oppenheimer & Co., Messrs. Brousseau and Tanzman established one of the earliest and most extensive alternative investment platforms in the U.S. ($2.5 billion) and, through 1998, developed 15 offerings and recruited and oversaw nine proprietary hedge fund managers. In 1998, Messrs. Brousseau and Tanzman established UBS' alternative investment platform for private U.S. clients ($8.0 billion) and, through 2005, sourced, created and distributed over 25 private capital funds, hedge funds and funds-of-funds.

The Adviser serves as investment adviser to the Fund pursuant to the Investment Advisory Agreement. The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund under the ultimate supervision of, and subject to any policies established by, the Board. The Adviser allocates the Fund's assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Fund's and Fund's investment objective and whether the Investment Fund's investment performance and other criteria are

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satisfactory. The Adviser may sell Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

The Administrator maintains certain required accounting related and financial books and records of the Registrant at 235 West Galena Street, Milwaukee, Wisconsin 53212. The other required books and records required to be maintained under the 1940 Act are maintained at the offices of the Adviser, located at 805 Third Avenue, New York, NY 10022, telephone number (212) 317-9200.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Directors, for formulating an investment program for the Fund. The Investment Advisory Agreement initially was approved by the Fund's full Board (including a majority of the Independent Directors) at a meeting held in person on [____________], 2017, and also was approved on such date by the then sole Investor of the Fund. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice by the Board, by vote of a majority of the outstanding voting securities of the Fund or by the Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). After an initial term that will expire two years after the Fund commences investment operations, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval.

In consideration of the advisory services provided to the Fund by the Adviser, the Fund will pay the Adviser the Management Fee, which is computed and paid monthly, at the annual rate of (i) 0.10% for the first 12 months following the Initial Closing, (ii) 0.65% from the one year anniversary of the Initial Closing until the eight year anniversary of the Final Closing and (iii) 0.30% thereafter for the remaining life of the Fund. The Management Fee will be calculated based on the Fund's total Commitments from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, based on the Fund's net invested capital. The Management Fee will be determined and accrued as of the last day of each month, and will be prorated for any period of less than a month based on the number of days in such period. The Management Fee will be paid to the Adviser out of the Fund's assets and, therefore, will decrease the net profits or increase the net losses of the Fund. The Management Fee is in addition to the asset-based fees, carried interests, expenses, incentive allocations or fees charged by the Investment Funds and indirectly borne by Investors.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Investment Advisory Agreement. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Adviser, or any director, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, as the case may be, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

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A discussion of the basis for the Board's approval of the Investment Advisory Agreement will be set forth in the Fund's annual report to Investors for the fiscal year ending March 31, 2018.

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Brousseau and Mr. Tanzman have, in their careers, sourced, overseen, distributed and administered over $2.5 billion of private capital access funds.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Fund. Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and assets under management in those accounts, as of May 31, 2017.

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Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Gregory Brousseau	2	$[_______]	[__]	$[_______]	[__]	[__]

Mitchell A. Tanzman	2	$[_______]	[__]	$[_______]	[__]	[__]

____________________

[1]	[None of the accounts charge any performance-based advisory fees.]

[Neither of the Fund's Portfolio Managers beneficially owns any Units of the Fund.]

Placement Agent

Foreside Fund Services, LLC (the "Placement Agent") acts as the placement agent of the Fund's Units on a best efforts basis. The Placement Agent's principal business address is Three Canal Plaza, Portland, Maine 04101.

CONFLICTS OF INTEREST

The Adviser

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser, and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, "Other Accounts"). The Fund has no interest in these activities, and investment decisions for the Fund are made independently of such Other Accounts. If, however, the Fund desires to invest in, or sell, the same Investment Fund as an Other Account, the opportunity will be allocated equitably in accordance with the Adviser's allocation policies and procedures. There may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund's assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser, its affiliates and the Placement Agent may receive payments from fund sponsors in connection with placement or other services that do not relate to the Fund.

The Adviser and the investment professionals who, on behalf of the Adviser, manage the Fund's investment portfolio will be engaged in certain activities for Other Accounts, and may have conflicts of interest in allocating their time and activities among the Fund and the Other Accounts. The Adviser's investment professionals will devote as much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

Each Sub-Placement Agent also may charge investors, at the Sub-Placement Agent's discretion, a placement fee based on total Commitment purchased by the investor. All or a portion of such compensation may be paid by a Sub-Placement Agent to the financial advisory personnel involved in the sale of Units. As a result of the various payments that Sub-Placement Agents may receive from investors and the Adviser, the amount of compensation that a Sub-Placement Agent may receive in connection with

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the sale of Units in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a Sub-Placement Agent to recommend the Fund over another investment product.

Sub-Placement Agents may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, Investment Funds or Portfolio Companies or investment vehicles managed or sponsored by the Adviser or Investment Fund Managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a Sub-Placement Agent. As such, certain conflicts of interest may exist between such persons and a Sub-Placement Agent. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Sub-Placement Agents may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Investment Fund. Such entities may compete with the Fund or the Investment Fund for investment opportunities and may invest directly in such investment opportunities. Sub-Placement Agents that invest in an Investment Fund or a Portfolio Company may do so on terms that are more favorable than those of the Fund.

Morgan Stanley is expected to act as the primary Sub-Placement Agent for the Fund. In addition to its receipt of the Distribution and Servicing Fee from the Fund, Morgan Stanley will charge Investors a sales load of up to a maximum of 3.0% of their total Commitment. Morgan Stanley also currently acts as, and is expected to act as, placement agents for the Investment Funds in which the Fund will invest. In connection therewith, Morgan Stanley will earn fees for providing placement and other ongoing services to the Investment Funds. Such compensation would be in addition to the Distribution and Servicing Fee and the other placement fees described above. To the extent that the total compensation to be received by Morgan Stanley is, in the aggregate, greater than that of other products represented on the Morgan Stanley Platform, Morgan Stanley's receipt of such compensation creates a conflict of interest, as it will have an incentive to recommend and offer Units to its clients.

Other Sub-Placement Agents, if retained by the Placement Agent, also may act as placement/servicing agent for Investment Funds in which the Fund invests and may receive compensation in connection with such activities.

A Sub-Placement Agent may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase Units of the Fund. Such fee arrangements may create an incentive for a Sub-Placement Agent to encourage investment in the Fund, independent of a prospective Investor's objectives.

A Sub-Placement Agent may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Investment Fund. A Sub-Placement Agent may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, an Investment Fund or a Portfolio Company. A Sub-Placement Agent may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, an Investment Fund or a Portfolio Company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, placement agent, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, rating agency, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

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In addition, issuers of securities held by the Fund or an Investment Fund may have publicly or privately traded securities in which a Sub-Placement Agent is an investor or makes a market. The trading activities of Sub-Placement Agents generally will be carried out without reference to positions held by the Fund or an Investment Fund and may have an effect on the value of the positions so held, or may result in a Sub-Placement Agent having an interest in the issuer adverse to the Fund or the Investment Fund. No Sub-Placement Agent is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or an Investment Fund has an interest.

A Sub-Placement Agent may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Investment Fund, including with respect to fees and the right to receive information.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests. As a result of differing investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or by an Investment Manager or any of its respective affiliates on behalf of their own other accounts ("Investment Fund Manager Accounts") that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Other Matters

An Investment Fund Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions. Future investment activities of the Investment Fund Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

From time to time, an officer or employee of the Adviser or an affiliate thereof acting on behalf of the Fund may serve as a member of certain Advisory Committees comprised of third-party investors, namely limited partners in the Investment Fund and certain other investors in similar parallel vehicles. Advisory Committees generally provide the members thereof with an opportunity to, among other things, review valuations of certain underlying investments, and review and consider potential conflicts of interest concerning the respective Investment Fund.

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PROXY VOTING POLICIES AND PROCEDURES

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment. Notwithstanding the foregoing, investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser generally will vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser generally will vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser generally will vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

FEES AND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, the Fund bears all expenses incurred in the business and investment program of the Fund. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

Expenses to be borne by the Fund (and, thus, indirectly by Investors) include:

•	all expenses related to the investment program, including, but not limited to: (i) expenses borne indirectly through the Fund's investments in the Investment Funds, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance, carried interests or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, such as direct and indirect expenses associated with the Fund's investments in Investment Funds (whether or not consummated), and enforcing the Fund's rights in respect of such investments; (iii) transfer taxes and premiums; (iv)

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taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the Management Fee;

•	the Distribution and Servicing Fee;

•	all costs and expenses associated with the operation and ongoing registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

•	fees of the Independent Directors and the fees and expenses of Independent Counsel thereto, and the costs and expenses of holding any meetings of the Board or Investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

•	a portion, as determined by the Board, of the compensation payable to the chief compliance officer, and expenses attributable to implementing the compliance program;

•	fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund or the Independent Directors;

•	a portion of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, or the Directors or the officers of the Fund;

•	recordkeeping, custody and transfer agency fees and expenses;

•	fees and expenses of other service providers, including depositaries (such as The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors;

•	all expenses of computing net asset value, including any equipment or services obtained for the purpose of valuing the investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent engaged by the Fund;

•	any extraordinary expenses (as defined below), including indemnification or litigation expenses;

•	all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions, including excise taxes on undistributed income; and

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•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

"Extraordinary expenses" are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund shall bear its organizational expenses, and expenses relating to the offering and sale of Units; provided, however, that to the extent such organizational and offering expenses exceed $1,000,000, the excess amount over $1,000,000 shall be borne by the Adviser.

The Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Fund Managers generally assess asset-based fees to, and receive carried interest payments from, the Investment Funds. As a result, the investment returns of the Investment Funds will be reduced. As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to carried interest payments to the Investment Fund Managers.

The Administrator performs certain administration, accounting and investor services for the Fund. In consideration of these services, the Fund pays the Administrator a monthly fee at the annual rate of up to [__]% of the Fund's average net assets, subject to a minimum annual fee of $[_______], in addition to certain other fixed or transactional fees, and will reimburse certain of the Administrator's expenses.

Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to retain Sub-Placement Agents for distribution services and to provide related sales support services to Investors. The Fund will pay the Placement Agent a quarterly Distribution and Servicing Fee at the annual rate of (i) 0.75% from the Initial Closing until the eight year anniversary of the Final Closing, and (ii) 0.10% thereafter for the remaining life of the Fund. The Distribution and Servicing Fee will be calculated based on the Fund's total Commitments from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, based on the Fund's net invested capital. The Distribution and Servicing Fee will be determined and accrued as of the last day of each calendar quarter, and will be prorated for any period of less than a quarter based on the number of days in such period.

The Placement Agent is expected to pay all of the Distribution and Servicing Fee to Sub-Placement Agents, who may use such fee to compensate the financial advisory personnel involved in the placement of Units. Amounts retained by the Placement Agent, if any, will be used by the Placement Agent to pay for Fund-related distribution and servicing expenses.

The Distribution and Servicing Fee will be charged on an aggregate Fund-wide basis, and Investors will be subject to the Distribution and Servicing Fee as long as they hold their Units. The Distribution and Servicing Fee will be paid to the Placement Agent out of the Fund's assets and, therefore, will decrease the net profits or increase the net losses of the Fund.

distribution policy; dividends

The Fund expects that dividends will be paid annually on the Units in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Units may vary in amount depending on investment income received and expenses of operation; however, in order to continue to qualify as a RIC,

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substantially all of any taxable net capital gain realized on investments will be paid to Investors at least annually. In addition, depending upon the performance of the Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may, from time to time, make a distribution that constitutes a return of capital for U.S. federal income tax purposes. An Investor's return of capital will not be taxable to that Investor at the time of its payment up to the amount of the Investor's adjusted basis. It will, however, reduce the adjusted tax basis of an Investor's Units.

The net asset value of each Unit that an Investor owns will be reduced by the amount of the distributions or dividends that the Investor receives in respect of Units.

NO RIGHT OF REDEMPTION

No Investor or other person holding Units acquired from an Investor has the right to require the Fund to redeem any Units, and the Fund will not provide liquidity to Investors, through periodic written tender offers or otherwise. No public market for Units currently exists.

TRANSFERS OF UNITS

Units may be transferred only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor. Otherwise, Investors will not be able to sell, assign, transfer, pledge or otherwise dispose of or encumber all or any of their Units (including their unfunded Commitments related thereto) without the prior written consent of the Adviser, which may be withheld in the Adviser's sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the 1933 Act and that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor at the time of purchase be an Eligible Investor, and must be accompanied by a properly completed Investor Application. An Investor that transfers its Units will be required to bear all costs and expenses (including legal fees) incurred by the Adviser and the Fund in connection with such transfer.

Each Investor and transferee will be required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to reject the transfer or direct the sale of the transferee's Units to an Eligible Investor.

By purchasing Units of the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

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CALCULATION OF NET ASSET VALUE

The Fund calculates its net asset value as of the close of business on the last business day of each quarter-end, each date that a Unit is offered and at such other times as the Board shall determine (each, a "Determination Date"). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Adviser oversees the valuation of the Fund's investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the "Valuation Procedures"), which provide that the Fund will value its investments in Investment Funds and Co-Investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the carrying amount (book value) of the Fund's interest in such investments as determined by reference to the most recent balance sheet, statement of capital account or other valuation provided by the relevant Investment Fund Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available to the Fund at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Fund Manager's valuations and the relevant Determination Date.

A meaningful input in the Adviser's Valuation Procedures will be the valuations provided by Investment Fund Managers. Investment Fund Manager valuations are performed in accordance with Topic 820 – Fair Value Measurements and Disclosures. Generally, Investment Fund Managers value investments of their Investment Funds at their market price if market quotations are readily available, with a discount in the case of restricted securities. In the absence of observable market prices, Investment Fund Managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Investment Fund Managers is then based on the best information available in the circumstances and may incorporate management's own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

The actual realized returns on Investment Funds' unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the valuations are based.

In reviewing the valuations provided by Investment Fund Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund Manager does not represent the fair value of a particular Investment Fund or Co-Investment. In accordance with the Valuation Procedures, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Investment Fund Manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

For example, Investment Fund Managers may value investments in Portfolio Companies and Co-Investments at cost. The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Adviser may approve such valuations. In other cases, the Adviser may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include

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situations where there are no sales to third parties). In such cases, the Fund's investment will be revalued in a manner that the Adviser, in accordance with the Valuation Procedures, determines in good faith best approximates market value. The Board will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

Notwithstanding the above, Investment Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Investment Funds and Co-Investments, and there generally will be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Adviser will be able to confirm independently the accuracy of valuations provided by any Investment Fund Managers (which generally are unaudited).

To the extent the Fund holds securities or other instruments that are not investments in Investment Funds or Co-Investments, the Fund generally will value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures.

Fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value of the portfolio security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation. All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Adviser not to reflect the market value, the Adviser will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

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Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.

The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund.

Expenses of the Fund, including the Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund's net asset value. Similarly, expenses of the Fund are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund's net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net asset value and the Fund if the judgments of the Board, the Adviser or the Investment Fund Managers regarding appropriate valuations should prove incorrect. Additionally, Investment Fund Managers generally will only provide determinations of the net asset value of Investment Funds periodically, in which event it may not be possible to determine the Fund's net asset value more frequently.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax considerations applicable to the Fund, to the Fund's qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to the acquisition, holding and disposition of Units. This discussion is based upon the Code, its legislative history, existing and proposed Treasury regulations, and published rulings and court decisions all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. This summary applies only to beneficial owners that acquire the Units in this initial offering at the offering price and that hold such Units as capital assets. This summary does not purport to be a complete description of all the income tax considerations applicable to such an investment. This summary does not address the U.S. federal income tax consequences that may be relevant to a particular Investor or to Investors who may be subject to special treatment under U.S. federal income tax laws, except where otherwise noted. For example, it generally does not describe the tax consequences that may be relevant to certain types of Investors subject to special treatment under U.S. federal income tax laws, including Investors subject to the alternative minimum tax, tax-exempt organizations, entities that are treated as partnerships for U.S. federal income tax purposes, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, financial institutions, real estate investment trusts ("REITs"), RICs, U.S. persons with a functional currency other than the U.S. dollar, non-U.S. Investors, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, "controlled foreign corporations," "passive foreign investment companies," and persons that will hold the Fund's Units as a position in a "straddle," "hedge," or as part of a "constructive sale" for U.S. federal income tax purposes or to the owners or partners of an Investor. This summary also does not address the U.S. federal income tax consequences to the owner of a holder of a Unit. No ruling has been or will be obtained from the Internal Revenue Service (the "IRS") regarding any matter relating to the Fund or the Units. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Investors must consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Units of the Fund, as well as the effects of state, local and non-U.S. tax laws.

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For purposes of this discussion, a "U.S. Investor" generally is a beneficial owner of Units who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;
•	a trust if (i) a U.S. court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of the substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Fund's Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership (or entity or arrangement treated as a partnership) and certain determinations made at the partner level. A prospective Investor that is a partner of a partnership holding shares of the Fund's Units should consult its tax advisors with respect to the partnership's purchase, ownership and disposition of the Units.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated and to operate in a manner so as to qualify continuously as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it timely distributes to its Investors. Instead, distributions to Investors from the Fund generally will be taxable to Investors, and any net operating losses, foreign tax credits or deductions and most other tax attributes generally will not pass through to Investors. However, under current law, the Fund serves to "block" (that is, prevent the attribution to Investors of) UBTI from being realized by tax-exempt Investors (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). To qualify as a RIC, the Fund must, among other things, meet certain distribution, source-of-income and asset diversification requirements (each as described below).

If the Fund (x) qualifies as a RIC and (y) satisfies the Annual Distribution Requirement (as defined below), it generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it timely distributes to Investors. In addition, if the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the "Excise Tax Distribution Requirements"), the Fund will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate-income tax for the taxable year ending in that calendar year will be considered to have been distributed by year-end (or earlier, if estimated taxes are paid). The Adviser expects that the Fund will operate in a manner to continuously qualify for treatment as a RIC under the Code and that the Fund will make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

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Qualification as a Regulated Investment Company

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain "qualified publicly traded partnerships," or other income derived with respect to the Fund's business of investing in such stock or securities or foreign currencies (the "90% Gross Income Test"); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund's assets or more than 10% of the outstanding voting securities of the issuer and (ii) no more than 25% of the value of the Fund's assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships" (collectively, the "Diversification Tests").

For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversifications Tests, the character of the Fund's distributive share of items of income, gain, losses, deductions and credits derived through any Investment Funds that are treated as partnerships (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized such tax items in the same manner as such Investment Funds. Further, for purposes of calculating the value of the Fund's investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund's proper proportion of any investment in the securities of such issuer that are held by a member of the Fund's "controlled group" must be aggregated with the Fund's investment in such issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

The Fund generally intends to make distributions in cash, but retains the discretion to make distributions of securities in kind to the extent permitted under applicable law. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements.

The Fund may include in its taxable income certain amounts that it has not yet received in cash. For example, if an Investment Fund holds corporate stock with respect to which section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of the Fund's allocable share of such deemed dividends. The Fund also may have to include in its taxable income other amounts that it has not yet received in cash, such as accruals on a debt instrument issued with original issue discount held by an Investment Fund. Because such amounts accrued will be included in the Fund's investment company taxable income for the year of accrual, it may be required to make distributions to Investors in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Distribution Requirement, even though it will have not received any corresponding cash payments. Accordingly, to enable the Fund to make distributions to Investors that will be sufficient to enable it to satisfy the Annual Distribution Requirement, the Fund may need to sell some of its assets at times and/or at prices that it would not consider advantageous, it may need to borrow money, raise additional capital, forego new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business). If the Fund is unable to obtain cash from other sources to enable it to satisfy the Annual Distribution Requirement, it may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes).

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Failure to Qualify as a Regulated Investment Company

A RIC that fails the 90% Gross Income Test for a taxable year might nevertheless be considered to have satisfied the test for such year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets). Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which the Fund failed to qualify as a RIC that are recognized during the 5-year period after the Fund's requalification as a RIC, unless the Fund made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of the Fund's requalification as a RIC.

If the Fund fails to qualify for treatment as a RIC and such relief provisions do not apply to the Fund, the Fund generally would be subject to U.S. federal income tax on all of its taxable income at regular corporate tax rates (and it also would be subject to any applicable U.S. state and local taxes), regardless of whether it makes any distributions to Investors. The Fund would not be able to deduct distributions to Investors, nor would distributions to Investors be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Investors as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Investors, to the extent of the Fund's current or accumulated earnings and profits. Subject to certain limitations under the Code, Investors that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Investor's adjusted tax basis in the Fund's Units, and any remaining distributions would be treated as capital gain.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the Diversification Tests, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of its interests in Investment Funds.

Although the Adviser expects that the Fund will operate in a manner to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a regular corporation even if the Fund would otherwise qualify as a RIC if the Fund determines that treatment as a corporation for a particular year would be in the Fund's best interests. The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

Taxation of U.S. Investors

The following discussion applies only to U.S. Investors. If you are not a U.S. Investor this section does not apply to you.

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

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Distributions by the Fund generally are taxable to U.S. Investors as ordinary income or capital gains. Distributions of the Fund's "investment company taxable income" (which is, generally, the Fund's ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Investors to the extent of the Fund's current or accumulated earnings and profits. To the extent such distributions the Fund pays to non-corporate Investors (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") generally are taxable to U.S. Investors at the preferential rates applicable to long-term capital gains. Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will reduce the adjusted tax basis of an Investor's Units (but not below zero) and, to the extent in excess of the Investor's adjusted tax basis, will be treated as gain from the "sale or exchange" of such Units. Any such distributions that reduce the adjusted tax basis of an Investor's Units represent a return of capital and, as such, will not be subject to tax at the time of the distribution. Any return in excess of an Investor's adjusted basis will be taxable as capital gains. Such distributions, because they reduce the adjusted tax basis of an Investor's Units, will result in an increase in the amount of income or gain (or decrease in the amount of loss) that the Investor recognizes for tax purposes upon the disposition of its Units or upon certain subsequent distributions in respect of such Units.

A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, as mentioned above, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If the Fund's expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years, and such net operating losses generally will not pass through to Investors. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC's investment company taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, the Fund may for U.S. federal income tax purposes have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Investors even if such income is greater than the aggregate net income the Fund actually earned during those years. Such distributions may be made from the Fund's cash assets or by liquidation of investments, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, Investors may receive a larger capital gain distribution than they would have received in the absence of such transactions. In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to Investors.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may report the retained amount as undistributed capital gains to its Investors, who will be treated as if each Investor received a distribution of his or her pro rata share of such gain, with the result that each Investor will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for its Units by an amount equal to the deemed distribution less the tax credit.

In general, individual and certain other non-corporate U.S. Investors currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the Fund, and a maximum tax rate of 23.8% on their net taxable gain after taking into account the net investment income tax, discussed below. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Investors generally are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. Investors with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Investor in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Investors generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

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The Fund will send to each of its U.S. Investors, as promptly as possible after the end of each calendar year, a notice detailing, on a per Unit and per distribution basis, the amounts includible in such U.S. Investor's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund's income generally will not consist of dividends. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Investor's particular situation.

An additional 3.8% tax generally is applicable in respect of the net investment income of non-corporate U.S. Investors (other than certain trusts) on the lesser of (i) the U.S. Investor's "net investment income" for a taxable year and (ii) the excess of the U.S. Investor's modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, "net investment income" generally includes interest and taxable distributions and deemed distributions paid with respect the Fund's Units, and net gain attributable to the disposition of the Fund's Units (in each case, unless such Units are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain. Although legislation pending in the U.S. Congress would repeal this 3.8% tax, it is unknown whether or when such repeal will be enacted into law.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a non-publicly offered RIC. Under temporary regulations, certain expenses of non-publicly offered RICs, including the Management Fee, may not be deductible by certain Investors, including individuals and entities that compute their taxable income in the same manner as individuals. Such an Investor's pro rata portion of the affected expenses will be treated as an additional dividend to the Investor and will be deductible by the Investor, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A "non-publicly offered regulated investment company" is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Tax Shelter Reporting Regulations

If a U.S. Investor recognizes a loss with respect to the Units of $2 million or more for a non-corporate Investor or $10 million or more for a corporate Investor, the U.S. Investor generally must file with the IRS a disclosure statement on Form 8886. Direct U.S. Investors in portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not exempt. Whether a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement.

Fund Investments

As discussed elsewhere in this Confidential Memorandum, it is intended that the Fund will allocate a significant portion of its assets to Investment Funds. It is expected that some or all of these Investment Funds will be classified as partnerships for U.S. federal income tax purposes, and it is not expected that any will be classified as associations or "publicly traded partnerships" taxable as a corporation.

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An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership's net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss, credit and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner's taxable year. Each such item will have the same character to a partner, and generally will have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments which may produce deemed dividends under section 305 of the Code, generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the Diversification Tests.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

The Fund may invest in certain Investment Funds through a wholly-owned domestic entity that is taxable as a corporation for U.S. federal income tax purposes. While using such corporate structure may expand the category of assets to which the Fund can gain investment exposure, the after-tax returns earned by the Fund (and, therefore, Investors) through such structure will be reduced on account of U.S. federal income taxes payable by the applicable corporate entity in respect of its net income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss (as applicable) and 40% short-term capital gain or loss (as applicable). Gain or loss will arise upon exercise or lapse of Section 1256 contracts. In addition, any Section 1256 contracts remaining unexercised at the end of the holder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for U.S. federal income tax purposes, to constitute "straddles." In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a "straddle." To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute "mixed straddles." One or more elections may be made in respect of the U.S. federal income tax treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

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If the Fund, or, in certain circumstances, an Investment Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or, in certain circumstances, an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. Although legislation pending in the U.S. Congress would dramatically change the taxation of derivatives and certain underlying property with respect to which the derivative relates, it is unknown whether or when the legislation will be enacted.

Passive Foreign Investment Companies

The Fund may hold equity interests in non-U.S. Investment Funds and/or non-U.S. Portfolio Companies that may be treated as "passive foreign investment companies" (each, a "PFIC"). The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Investors. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF's ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to certain PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market at the end of each taxable year the shares in a PFIC. In this case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value, to the extent it did not exceed its share of prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as "qualified dividend income." In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

Foreign Taxes

The Fund's investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund's yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund's assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Investors of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

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Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to Investors (a) who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that such Investor has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the Investor's U.S. federal income tax liability if the appropriate information is timely provided to the IRS.

Possible Legislative Changes

Reform proposals have been recently put forth by members of Congress and President Trump which, if ultimately proposed as legislation and enacted as law, would substantially change the U.S. federal taxation of (among other things) individuals and businesses. In 2016, the Speaker of the House of Representatives and the Chairman of the House Ways and Means Committee published "A Better Way." Separately, on April 26, 2017, the President released a one page document on tax reform. Each of these proposals set forth a variety of principles to guide potential tax reform legislation. As of the date of this Confidential Memorandum, no legislation in respect of either of these proposals has been introduced in the Congress. However, the principles set forth in both "A Better Way" and the President's one page proposal, if ultimately reduced to legislation enacted by Congress and signed into law by the President in a form that is consistent with those principles, could dramatically change the U.S. federal taxation of the Fund, the Investment Funds, and Investors in the Fund's Units. Under both "A Better Way" and President Trump's proposal, individual and corporate tax rates would be meaningfully reduced. Under "A Better Way," the U.S. federal tax system would be converted into a "destination based cash flow" tax system under which net interest expense would not be deductible, investment in tangible property (other than land) and intangible assets would be immediately deductible, export revenue would not be taxable, and the cost of imports would not be deductible. While it is impossible to predict whether and to what extent any tax reform legislation (or other legislative, regulatory or administrative change to the U.S. federal tax laws) will be proposed or enacted, any such change in the U.S. federal tax laws could materially impact the Fund, the Investment Funds and the value of any investment in the Fund. Prospective investors should consult their own tax advisors regarding possible legislative and regulatory changes and the potential effect of such changes on an investment in the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to

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the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements should also confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any "benefit, right or feature" affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Units only to Eligible Investors, as described herein. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of plans or arrangements subject to Section 4975 of the Code (such as IRAs and Keoghs) should consider carefully these same factors.

The DOL has adopted regulations, which, along with provisions adopted by Congress (collectively, the "Plan Assets Rules"), treat the assets of certain pooled investment vehicles as "plan assets" for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code ("Plan Assets"). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the Investment Company Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan's investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Investors that are Benefit Plans may currently maintain relationships with the Adviser or other entities that are affiliated with the Adviser. Each of such persons may be deemed to be a party in interest (or disqualified person) to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Investors that are Benefit Plans should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of Investors that are Benefit Plans will be required to represent (including in their individual or corporate capacity, as applicable) that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons (except under certain limited circumstances and only pursuant to an applicable exemption from the prohibited transaction rules of ERISA and Section 4975 of the Code), that such fiduciaries are duly authorized to make such investment decision, that they have not relied on any advice or recommendation of such affiliated persons, as a basis for the decision to

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invest in the Fund (except under such limited circumstances referred to above and only pursuant to any such applicable exemption) and that any information provided by the Fund and the affiliated persons is not a recommendation to invest in the Fund.

Benefit Plan Investors may be required to report certain compensation paid by the Fund (or by third parties) to the Fund's service providers as "reportable indirect compensation" on Schedule C to IRS Form 5500 ("Form 5500"). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for "eligible indirect compensation," as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Confidential Memorandum is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential Investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, foreign plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and should consult their own advisers as to the propriety of an investment in the Fund. In particular, "governmental plans" (as defined in Section 3(32) of ERISA) are not subject to Title I of ERISA or Section 4975 of the Code. However, state laws applicable to certain governmental plans have provisions that impose restrictions on the investments and management of the assets of such plans that are, in some cases, similar to those under ERISA and the Code discussed above. It is uncertain whether exemptions and interpretations under ERISA would be recognized by the respective state authorities in such cases. Also, some state laws prohibit, or impose percentage limitations on investments of a particular type, in obligations or securities of foreign governments or entities, or bar investments in particular countries or businesses operating in such countries. Fiduciaries of governmental plans, in consultation with their advisers, should consider the impact of their respective state pension laws and regulations on investments in the Fund, as well as the considerations discussed above to the extent applicable.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm and Legal Counsel

[_____________] serves as the independent registered public accounting firm of the Fund. Its principal business address is [____________________].

Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, acts as legal counsel to the Fund.

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Custodian

UMB Bank, N.A., or such other qualified custodian, (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 928 Grand Boulevard, Kansas City, Missouri 64106.

FINANCIAL STATEMENTS

The Fund will issue a complete set of financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles. The Fund's Annual and Semi-Annual Reports, once available, may be obtained without charge by writing to the Fund at its offices at 805 Third Avenue, New York, New York 10022, or by calling (collect) (212) 317-9200. Additionally, the Fund's Annual and Semi-Annual Reports, once available, may be inspected and copied at the Public Reference Facilities of the SEC, located at 100 F Street, N.E., Washington, D.C. 20549. Investors will be able to view text-only versions of Fund documents on-line or download them from the SEC's website (http://www.sec.gov). Copies of such material also will be able to be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

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APPENDIX A: LIMITED LIABILITY COMPANY AGREEMENT

[to come]

A-1

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits.

1.	Financial Statements: Not Applicable.

2.	Exhibits:

	(a)(1)	Certificate of Formation*

	(a)(2)	Form of Limited Liability Company Agreement (to be included as Appendix A to the Registrant's Offering Memorandum)

	(b)	Not Applicable.

	(c)	Not Applicable.

	(d)	See Item 25(2)(a)(2)

	(e)	Not Applicable.

	(f)	Not Applicable.

	(g)	Form of Investment Advisory Agreement**

	(h)(1)	Form of Placement Agency Agreement**

	(h)(2)	Form of Servicing and Sub-Placement Agency Agreement**

	(i)	Not Applicable.

	(j)	Form of Custody Agreement**

	(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement**

	(k)(2)	Form of Escrow Agreement**

	(l)	Not Applicable.

	(m)	Not Applicable.

	(n)	Not Applicable.

	(o)	Not Applicable.

	(p)	Not Applicable.

	(q)	Not Applicable.

	(r)(1)	Code of Ethics of the Registrant**

(r)(2)	Code of Ethics of Central Park Advisers, LLC**

*	Filed herewith.

**	To be filed by amendment.

Item 26. Marketing Arrangements: Not Applicable.

Item 27. Other Expenses of Issuance and Distribution:*

Legal fees	$[__________]
Blue Sky fees	$[__________]
Printing	$[__________]
Miscellaneous	$[__________]

Total	$[__________]

*	To be completed by amendment.

Item 28. Persons Controlled by or Under Common Control with Registrant:

After completion of the private offering of units of beneficial interest, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Central Park Advisers, LLC, the adviser of the Registrant (the "Adviser"). Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the "SEC") (File No. 801-67480), and is incorporated herein by reference.

Item 29. Number of Holders of Securities as of [____________], 2017:*

Title of Class	Number of Record Holders

Units of Beneficial Interest	[_____]

*	To be completed by amendment.

Item 30. Indemnification:

The Registrant's Limited Liability Company Agreement (the "LLC Agreement"), to be included as Appendix A to the Confidential Memorandum, will contain provisions providing for indemnification of the Registrant's directors and officers under certain circumstances. The Registrant's Investment Advisory Agreement also will contain provisions providing for indemnification of the Registrant's officers under certain circumstances. The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement and the Investment Advisory Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant will maintain insurance on behalf of any person who is an independent director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Confidential Memorandum in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-67480), and is incorporated herein by reference.

Item 32. Location of Accounts and Records:

UMB Fund Services, Inc., the Registrant's administrator, will maintain certain required accounting related and financial books and records of the Registrant at 235 West Galena Street, Milwaukee, Wisconsin 53212. The other required books and records will be maintained by Central Park Advisers, LLC, 805 Third Avenue, New York, New York 10022.

Item 33. Management Services: Not Applicable.

Item 34. Undertakings: Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 26th day of May, 2017.

CPG 2017 VINTAGE ACCESS FUND, LLC

By:	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
Authorized Person

Exhibit Index

(a)(1)	Certificate of Formation